UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

SENTEX SENSING TECHNOLOGY, INC.
(Name of Registrant As Specified In Its Charter)

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☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 240.0-11.

(1)	Title of each class of securities to which transaction applies:
Common Shares (No Par Value) of Sentex Sensing Technology, Inc.

(2)	Aggregate number of securities to which the transaction applies:
96,235,089 common shares

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act §240.0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$0.05 per share

(4)	Proposed maximum aggregate value of transaction:
$4,811,754.45

(5)	Total fee paid:
$514.86

☒	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule §240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

SENTEX SENSING TECHNOLOGY, INC.
1801 East 9th Street
Cleveland, Ohio 44114

Cleveland, Ohio
August 31, 2006

This information statement has been mailed on or about September 6, 2006, to the shareholders of record on August 31, 2006 (the "Record Date") of Sentex Sensing Technology, Inc., a New Jersey corporation (the "Company" or “Sentex”) in connection with certain actions approved by the written consent of the majority shareholders of the Company, dated as of July 24, 2006. The actions approved pursuant to the written consent are expected to be taken on or about September 26, 2006, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY. THE ACTIONS DESCRIBED HEREIN HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON SHARES. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

SUMMARY TERM SHEET

Below, in bullet point format, are the most material terms of the proposed transactions. Capitalized terms are defined elsewhere in this Information Statement.

•	Sentex and SecITV entered into a distribution agreement under which Sentex will obtain the exclusive rights to market SecITV products using its technology for a fifty-year term.
•
In exchange for distribution rights, and under a share issuance and corporate governance agreement, 69,082,924 Sentex common shares will be issued, at the direction of SecITV to 1stMF (the majority shareholder of SecITV) and 27,000,000 Sentex common shares will be issued to two financial advisors that assisted with the transaction and will provide other services. Mr. Rubinstein, directly and indirectly, beneficially owns 100% of the capital stock of SecITV.

•	1stMF will have demand registration rights with respect to up to 100,000,000 Sentex common shares that it receives, and piggyback registration rights with respect to its Sentex common shares.
•
The financial advisors have committed to raise additional funding for Sentex on a best-efforts basis, and of this additional funding, one option is for approximately $60,000 to be raised through the sale of 1,000,000 Sentex common shares held by Mr. Kendall, who would provide the funds for use by Sentex in exchange for consideration to be agreed upon.

•
Within 180 days of the closing of the share issuances to 1stMF and the financial advisors, Mr. Kendall will also have the right to sell 40,000,000 of the Sentex common shares beneficially owned by him, either to Mr. Rubinstein or to other investors, for a purchase price of $0.05 per share, or an aggregate of $2,000,000. If such shares are sold to Mr. Rubinstein or entities affiliated with him, Mr. Rubinstein would then beneficially own approximately 52% of the issued and outstanding shares of Sentex.

•
Alternatively, Mr. Kendall may decide to retain the 40,000,000 shares for an additional 18 months and instead sell them at a price of $0.08 per share, for an aggregate purchase price of $3,200,000, at such later date.

•
Mr. Kendall will also contribute $4,000,000 of the debt owed to him by Sentex, which debt will be sold to investors as arranged by SecITV for proceeds to be used by Sentex as working capital. These sales are expected to be private sales. After Mr. Kendall’s 40,000,000 shares have been sold as discussed above, two-thirds of the remaining $3,500,000 of Sentex debt held by Mr. Kendall will be assigned and transferred on a monthly basis over a three-year period to Mr. Rubinstein and the financial advisors on a prorata basis.

•
Following the closing, Mr. Rubinstein and Mr. Kendall will enter into employment agreements pursuant to which Mr. Rubinstein will be the president and Mr. Kendall will be the Treasurer and Chairman of the Board of Sentex, and the parties agree to elect Messrs. Rubinstein and Kendall as its sole directors.

•
Pursuant to the employment agreement, Mr. Kendall will serve as the Chairman of the Board until the earlier to occur of his death, permanent disability or the completion of two years from the execution of the employment agreement.

•	Upon the sale of Mr. Kendall’s 40,000,000 shares, Mr. Rubinstein will become Sentex’s Chief Executive Officer.

PARTIES TO THE TRANSACTIONS

SENTEX SENSING TECHNOLOGY, INC., A NEW JERSEY CORPORATION. Sentex’s (www.sentextech.com) executive offices are located at 1801 East 9th Street, Suite 1510, Cleveland, Ohio 44114, and the phone number is (216) 687-0289. Sentex is a corporation duly organized in 1980 in the state of New Jersey. It originally designed, manufactured and marketed sensor technology equipment, and subsequently computer equipment. It has had no significant operations since July of 2001.

SECURITY IT VISION, INC., AN OREGON CORPORATION (“SecITV”). SecITV’s (www.secitv.com) executive offices are located at 1380 Lead Hill Blvd., Suite 106, Roseville, California 95661, and its phone number is (916) 774-1736. SecITV is the head company of Astro Datensysteme AG (“Astro”) (www.astro.de) which is a major International accredited Biometrics technology provider. Astro was the first company in the market which brought biometrics security to a commercial success. SECITV has partners and clients on the Fortune 100 listing.

BALMORAL FINANCIAL SERVICES COMPANIES, AN OHIO CORPORATION (“Balmoral”). Balmoral’s executive offices are located at 7118 Dublin Road, Dublin, Ohio 43017, and its phone number is (614) 792-8456. Balmoral (www.balmoralfinancial.com) is a niche financial services company which has been in operation since 1986. Balmoral provides private entrepreneurs and public companies M & A, Bank Guarantees, Documentary Credit, International Promissory Notes, and PIPE financing. Balmoral works in 20 countries with five satellite offices with financial institutions in Emerging Markets like Eastern Europe and the Former Soviet Union (FSU), and places these transactions with American companies.

VIEWPOINT TECHNOLOGY, INC., AN OHIO CORPORATION (“Viewpoint”). Viewpoint’s (www.balmoralfinancial.com/viewpoint) executive offices are located at 7118 Dublin Road, Dublin, Ohio 43017, and its phone number is (614)792-8456. ViewPoint is an Ohio corporation incorporated in 1998. It originally was owned by European and American investors for IT, laser, communications and other emerging technology investing. It looks for seed-stage and early-stage technology ventures. Viewpoint invests in extraordinary entrepreneurs who have the ability to build great teams and great companies. ViewPoint deals with both public and private deals and has Holland and Czech Republic selling groups.

TERMS OF THE TRANSACTIONS

On July 19, 2006, Sentex and SecITV, entered into an exclusive distribution agreement (the “Distribution Agreement”) with SecITV, a biometrics technology provider. A copy of the Distribution Agreement is attached hereto as Exhibit A.

The Distribution Agreement gives Sentex, effective as of the Closing (as defined below), the exclusive world-wide rights over the fifty-year term of the Distribution Agreement to market SecITV technology to end users in the biometric and security product arena based on Fingerprint Identification, Face Recognition and Voice Recognition technology. SecITV will receive a fee from Sentex equal to 5% of the net manufacturing cost to Sentex if any products using SecITV’s technology are manufactured by Sentex. If Sentex purchases the products from SecITV, then Sentex may resell the products to its customers at any price it determines. The exclusive distribution rights were granted in exchange for 69,082,924 Sentex common shares issued, at the direction of SecITV, to 1stMF, the majority shareholder of SecITV, and 27,000,000 Sentex common shares issued to the Financial Advisors (as defined below) and other terms and conditions set forth in a share issuance and corporate governance agreement (the “SICG Agreement”) entered into on July 19, 2006 among Sentex, SecITV, Henrik Rubinstein (who directly and indirectly beneficially owns 100% of the capital stock of SecITV), Robert Kendall (the President of Sentex and significant beneficial owner of Sentex common shares), Balmoral, and Viewpoint (together with Balmoral, the “Financial Advisors”). A copy of the SICG Agreement is attached hereto as Exhibit B.

Pursuant to the SICG Agreement, at the Closing, Sentex will issue the 69,082,924 Sentex common shares, at the direction of SecITV to 1st Management Finance, Inc., a 90% shareholder of SecITV wholly owned by Mr. Rubinstein (“1stMF”). Mr. Rubinstein owns directly the other 10% of the capital stock of SecITV. Such shares will represent approximately 35% of the issued and outstanding shares of Sentex (taking into account the issuance of shares to the Financial Advisors described below), based on the number of shares outstanding on the date hereof. 1stMF will have demand registration rights with respect to up to 100,000,000 Sentex common shares that it may own from time to time, and piggyback registration rights with respect to its Sentex common shares, as well as any Sentex common shares issued to other SecITV afilliates under the SICG Agreement, in any registration statement that Sentex files, in each case, for specified periods after the Closing.

The SICG Agreement also provides for additional financing and management arrangements for Sentex involving Mr. Kendall, Mr. Rubinstein and the Financial Advisors. At the Closing, Sentex will issue 15,000,000 common shares to Balmoral and 12,000,000 common shares to Viewpoint in exchange for services by the Financial Advisors to SecITV and Sentex which have already been provided and for which such shares have vested. The Financial Advisors will then hold approximately 14% of the issued and outstanding shares of Sentex (taking into account the issuance of shares to 1stMF described above), based on the number of shares outstanding on the date hereof. In addition, the Financial Advisors have committed to raise additional funding for Sentex on a best-efforts basis. Of this additional funding, approximately $60,000 is to be raised through the sale of 1,000,000 Sentex common shares held by Mr. Kendall, who would provide the funds for use by Sentex in exchange for consideration to be agreed upon, subject to the approval of Mr. Kendall’s bank, which holds the shares as collateral. The Financial Advisors did not provide any reports, opinions or appraisals in connection with the transactions contemplated by the Distribution Agreement and the SICG Agreement.

Within 180 days of the Closing, Mr. Kendall will also have the right to sell 40,000,000 of the Sentex common shares beneficially owned by him (which includes the 1,000,000 shares discussed above), also subject to his bank’s approval, either to Mr. Rubinstein or to other investors, as arranged by Mr. Rubinstein through a private transaction or a registered resale arrangement, for a purchase price of $0.05 per share, or an aggregate of $2,000,000. If such shares are sold to Mr. Rubinstein or entities affiliated with him, Mr. Rubinstein would then beneficially own approximately 52% of the issued and outstanding shares of Sentex (based on the number of shares outstanding on the date hereof and assuming the issuance of the shares to the Financial Advisors and an additional 1,000,000 shares are issued to Mr. Kendall). Alternatively, Mr. Kendall may in his sole discretion decide to retain the 40,000,000 shares for an additional 18 months and instead sell them at a price of $0.08 per share, for an aggregate purchase price of $3,200,000, at such later date. Mr. Kendall will retain his ownership of approximately 8,000,000 additional shares.

Mr. Kendall will also contribute $4,000,000 of the debt owed to him by Sentex, which debt will be sold to investors as arranged by SecITV for proceeds to be used by Sentex as working capital. The sale of the debt is expected to be to private interests. After Mr. Kendall’s 40,000,000 shares have been sold as discussed above, two-thirds of the remaining $3,500,000 of Sentex debt held by Mr. Kendall will be distributed on a monthly basis over a three-year period to Mr. Rubinstein and the Financial Advisors, on a prorate basis.

Under the SICG Agreement, following the Closing, Mr. Rubinstein will be the President and Mr. Kendall will be the Chairman of the board and Treasurer of Sentex. The parties agree to elect Messrs. Rubinstein and Kendall as its sole directors following the Closing, with Mr. O’Leary resigning as a Director upon the election of Mr. Rubinstein. Mr. Rubinstein will enter into an employment agreement with Sentex following the Closing pursuant to which he will serve as the President. Additionally, Mr. Kendall will enter into an employment agreement with Sentex (the “Employment Agreement”) pursuant to which he will serve as the Treasurer and Chairman of the board until the earlier to occur of his death, permanent disability, conviction of a crime resulting in at least one year of incarceration or the completion of two years from the execution of the Employment Agreement. Therefore, if not terminated earlier, Mr. Kendall will retire from Sentex not later than the end of the second fiscal year following the Closing. Mr. Kendall’s annual base salary is still subject to negotiation. The Employment Agreement will also provide for one-year non-compete and confidentiality obligations. Upon the sale of Mr. Kendall’s 40,000,000 shares, Mr. Rubinstein will become Sentex’s chief executive officer.

The Sentex common shares to be issued to 1stMF and the Financial Advisors are expected to be placed into escrow as soon as practicable and released at the Closing. The closing of the transactions contemplated by the Distribution Agreement and the SICG Agreement (the “Closing”) will occur following receipt by the parties of all necessary approvals and submission of all required governmental filings, including the filing of this definitive information statement with the Securities and Exchange Commission (“SEC”). The transactions contemplated by the Distribution Agreement and the SICG Agreement have been approved by the parties’ Boards of Directors and by a majority of the Sentex shareholders in an action by written consent.

REASONS FOR THE TRANSACTIONS

Sentex’s Board of Directors considered various factors in approving the transactions, including:

•	the revenue prospects represented by the distribution rights to SecITV technology

•	the background of Mr. Rubinstein and SecITV

•	improved prospects of growth in an emerging market

•	the need for an influx of working capital

•	increased visibility in the financial community

•	enhanced access to capital markets

MATERIAL DIFFERENCES IN THE RIGHTS OF SHAREHOLDERS AS A RESULT OF THE TRANSACTION

The contemplated transactions will result in the issuance of an additional 96,235,089 common shares, which is nearly equal to the current issued and outstanding common shares. This issuance will initially result in a dilution of value on a per share basis of nearly 50%.

PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

There were no contacts, transactions, negotiations or agreements between Sentex and SecITV prior to being introduced for the purpose of discussing the proposed transactions. Sentex and SecITV were introduced by the Financial Advisors in April of 2006. Since then, Sentex and SecITV have explored the possibilities of entering into a mutually beneficial arrangement, resulting in the contemplated transaction.

OUTSTANDING SHARES; VOTES PER SHARE; VOTE REQUIRED TO APPROVE THE TRANSACTIONS

The Company currently has 103,764,911 common shares issued and outstanding, each of which is entitled to one vote per share. The contemplated transaction has been approved by written consent of the required holders of a majority of the issued and outstanding common shares as of July 24, 2006.

DISSENTER'S RIGHTS OF APPRAISAL

The shareholders have no dissenter's rights of appraisal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following sets forth certain information regarding the beneficial ownership of the Common Shares as of August 22, 2006 by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their names.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNER	PERCENTAGE

CPS Capital, Limited(1),(2) 1801 East Ninth Street Cleveland, Ohio 44114	47,719,814	45.99%
(1) Mr. Kendall and his wife own 100% of the outstanding membership interests in CPS Capital, Ltd. See table below for beneficial ownership of Mr. Kendall.
(2) CPS has sole voting and dispositive power with respect to 47,719,814 common shares. Mr. Kendall and his wife also are deemed to have sole voting and investment power over such shares.

The following sets forth certain information regarding the beneficial ownership of the Common Shares as of August 10, 2006 by: (a) the Company’s Directors; and (b) the Company’s executive officers; and (c) the Company’s executive officers and Directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their names.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT OF BENEFICIAL OWNER	PERCENTAGE

Robert S. Kendall (2),(3)	48,019,814	46.28%

James S. O’Leary	--	--

William R. Sprow	--	--

All Directors and Officers (as a group)	48,717,314	46.95%
(1) The name and address of each individual is listed in the table, except where otherwise indicated, is c/o Sentex Sensing Technology, Inc., 1801 East Ninth Street, Cleveland, Ohio 44114.
(2) Except for 300,000 common shares directly owned by Mr. Kendall, all shares owned beneficially by Mr. Kendall are held of record by CPS Capital, Ltd. or are beneficially owned by CPS Capital, Ltd. Mr. Kendall and his wife own 100% of the outstanding membership interests in CPS Capital, Ltd.
(3) CPS has sole voting and dispositive power with respect to 47,719,814 common shares. Mr. Kendall and his wife also are deemed to have sole voting and investment power over such shares and the shares held directly by Mr. Kendall.

CHANGE IN CONTROL

A change of control may occur pursuant to the transaction contemplated by the SICG Agreement, as more particularly described above under “Terms of the Transactions.”

DIRECTORS AND EXECUTIVE OFFICERS

There are no material legal proceedings to which any director or executive officer (or individual proposed for election as a Director) of Sentex is a party adverse to Sentex or has a material interest adverse to Sentex.

The Directors and Executive Officers of the Company are as follows:

Name	Age	Position/Proposed Position

Robert S. Kendall	67	Chairman, Current President and Treasurer
James S. O’Leary	68	Director
William R. Sprow	67	Controller
Henrik Rubinstein	47	Nominee for Director and contemplated President

ROBERT S. KENDALL has been the Chairman, President and Treasurer of the Company since March 1, 1996. He shall maintain his position as a duly elected director of the Company until such time as his successor is duly qualified and elected. He is also President and Chairman of CPS Capital, Limited, an investment company based in Cleveland. Until April 1996, he was also Chairman of the Board and founder of LDI Corporation, an asset leasing and technology services company which he, along with two others, founded in 1972. LDI was one of the largest independent lessors of technology and computer equipment in the United States. Mr. Kendall is also a general partner in NCP, Ltd., a real estate partnership actively engaged in investing, acquiring, financing and managing commercial, industrial and other properties. From 1969 to 1972, Mr. Kendall was branch manager at Victor Computer, a manufacturer and distributor of computer systems. From 1963 to 1969, he was a salesman, financial specialist and sales manager at Burroughs Corporation (now Unisys Corp.). Mr. Kendall graduated from Case Western Reserve University with a bachelor’s degree in psychology in 1960, and attended graduate school at John Carroll University.

JAMES S. O’LEARY had been employed by Monitek since August 1982 and served as its Executive Vice President, Secretary and Treasurer since April 1987. The Company has retained his services and, from December 1996 through November 1998, he served as Vice President of Finance and Chief Financial Officer. In December 1998, Mr. O’Leary was elected as a Director and was appointed Chief Operating Officer of the Company. In September 1999, Mr. O’Leary resigned from his position as Chief Operating Officer but he remained a Director. He will resign his position as a duly elected Director of the Company upon the election of Mr. Rubinstein as a Director.

WILLIAM R. SPROW has served as the Chief Financial Officer of the Company since December 2001. He is responsible for all financial operations from day to day accounting, financial reporting, SEC report preparation and submission, and a variety of administrative responsibilities for all CPS companies, Sentex and Regency. He additionally handles IT administration issues for our own internal system. Mr. Sprow also serves as Controller of CPS Holding Company, Ltd., a related company that is responsible for energy purchasing and subsequent energy management for a variety of clients ranging from large Fortune 1000 clients to large public institutions. With over 38 years of related accounting and financial experience, Mr. Sprow served as Vice President, Finance of Borden Consumer Products, Canada from 1980 to 1985; as Controller and Operations Manager for Sherwin-Williams Canada from 1986 to 1993; in key management positions with a number of Northeast Ohio companies from 1995 to 1999.

HENRIK RUBINSTEIN has many years of experience as founder and managing director of Astro and has acted as CEO of AD since 1989. Henrik holds a director position as well in SecITV. Additionally, Mr. Rubinstein is directly involved on the Board of Directors of 1stMF.

There are no family relationships among directors, executive officers, or persons nominated or chosen by Sentex to become directors or officers.

No Director, officer or nominated Director or officer, in the past five years, has been subject to any bankruptcy or similar activity, had any criminal conviction, been the subject to any order limiting involvement in any type of business, securities or banking activities, or been found as having violated a federal or state securities or commodities law. No Director, officer or nominated Director or officer has been a party, during the past five years to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding been, or is subject to, a judgment, decree or final order finding violations of or enjoining future violations of or prohibiting or mandating activities subject to federal or state securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Kendall, as a director, executive officer and beneficial owner of more than five percent of the common shares of the Company, and Mr. Rubinstein, as a nominee for election as a director, have material interests in the proposed transactions, as more fully described under “Terms of the Transactions,” set forth above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

No person who, at any time during the Company’s most recent fiscal year, was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of the Company failed to file, on a timely basis, any reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

The Company does not have a standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions due to the fact that the Company has not had any significant operations since 2001.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Neither the Company’s Chief Executive Officer, nor any other executive officer’s total compensation exceeded $100,000 for the fiscal year ended November 30, 2005.

Long-Term Compensation:

No long-term compensation was paid during the fiscal years ended November 30, 2005, 2004, or 2003 to any executive officer of the Company by way of restricted stock awards, options or stock appreciation rights, or other long-term incentive plans.

Stock Options:

The Company adopted the Sentex Sensing Technology, Inc. Stock Option Plan at a special meeting of its shareholders held on November 14, 1996. Under the Plan, the Company may grant different types of options covering up to 7,000,000 Common Shares to its existing and future directors, officers and employees. As of August 22, 2006, there were no Company stock options held by the directors or executive officers of the Company.

Director Compensation

There are no standard arrangements pursuant to which directors of Sentex are compensated for any services provided as directors.

Compensation Pursuant to Plans:

The Company has no plans pursuant to which cash or non-cash equivalents were paid during the fiscal years ended November 30, 2005, 2004, or 2003.

FINANCIAL AND OTHER INFORMATION

See Sentex and Subsidiaries’ Consolidated Balance Sheet for the year ending November 30, 2005 (audited) and the Six Months ended May 31, 2006 (unaudited), Consolidated Statements of Operations for the Six Months ended May 31, 2005 (unaudited), and May 31, 2006 (unaudited), and Consolidated Statements of Cash Flow for the Six Months ended May 31, 2005 (unaudited) and May 31, 2006 (unaudited), set forth in the Company’s most recent 10-QSB, filed July 14, 2006, incorporated by reference herein, and attached hereto as Exhibit C.

See Sentex and Subsidiaries’ Consolidated Financial Report for the year ended November 30, 2005, set forth in the Company’s Annual Report filed on Form 10-KSB/A, filed April 18, 2006, incorporated by reference herein, and attached hereto as Exhibit D.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOUR” OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in the Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Financial Statements included in this Information Statement constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These may include statements projecting, forecasting or estimating Company performance and industry trends. The achievement of the projections, forecasts or estimates is subject to certain risks and uncertainties. Actual results and events may differ materially from those projected, forecasted or estimated. The applicable risks and uncertainties include general economic and industry conditions that affect all business, as well as matters that are specific to the Company and the markets it serves.

Specific risks to the Company include an inability of the Company to finance its working capital needs. In light of this and other uncertainties, the inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s plans and objectives will be achieved.

OVERVIEW

Our Future Business

On May 4, 2006 a press release was issued stating that the Company had signed a Memorandum of Understanding with SecITV to bring to the Company biometric technology. On July 19, 2006, Sentex and SecITV, entered into the Distribution Agreement and the SICG Agreement. SecITV develops and markets proprietary fingerprint, face recognition and voice recognition identification biometric technology and software solutions. It also delivers advanced identification solutions and information services to law enforcement departments, public safety agencies and other government and private sector customers.

SecITV ownsautomated finger identification technology that can be used without the aid of non-automated methods of identification such as a personal identification, password, single sign on, token, smart card, ID card, credit card, passport, driver's license or other form of possession- or knowledge-based identification. This advanced biometric identification technology improves both the accuracy and speed of finger-based biometrics, and is the only finger identification algorithm that has been used on Sun Solaris, Linux, Microsoft and several other embedded operating system platforms.

Since Astro/SecITV’s inception in 1989, it has spent substantial time and effort in completing the development of what it believes is the most discriminating and effective finger and face biometric technology available.
Recently, it has focused on multimodal solutions. During the past four years, SecITV’s focus has shifted to marketing and selling this technology and completing strategic acquisitions that can help it leverage its capability to deliver identification solutions. With the strategic partnership in Sentex, SecITV intends to move this to a business model of exclusive distribution.

SecITV intends to build a direct sales force of professionals with substantial experience in selling technology-based solutions to government and corporate customers. It expects to add up to 150 qualified personnel after the Closing and raising capital.

After successful completion of the contemplated transaction Sentex expects to have a 20-person research and development team for the development of new ASICS, Bio codes and Data Warehouse solutions. The face recognition team is expected to have a direct focus on multimodal solutions and the implementation of them in commodity products in the market. The voice recognition team is expected to act in parallel on a similar stream of multimodal combinations. The ASIC development is expected to bring a new device which will allow SecITV to bundle its current chips in higher speed and add more networking and Bluetooth performance. An integrated framegrabber is provided to get more features in commodity environments for multimodal face recognition.

Sentex is currently in discussions with several states in the United States for office facilities to headquarter the Company. The desire is to acquire approximately 22,000 square feet of operating space, and to provide incentives to raise$6,000,000 in seed funding to start the operations. Additionally, Sentex and SecITV are in discussions with several institutional investors to acquire capital project funding of $30,000,000. The money will be needed for national identification card projects, prior to receiving additional financing.

Sentex is looking to acquire, after settlement of ongoing business, several patents relating to future automotive projects. These future automotive projects are subject to the receipt of additional required capital. It is contemplated that Sentex will develop a BIC (Biometric Internet Computer) Trust Center. The required server farms are under discussion and are expected to be purchased as soon as reasonable after the location of the headquarters is established.

Sentex will have some costs for its Postal Office and Shop POS (Point of Sale) Terminal development. The possibility of outsourcing the physical housing is currently being discussed in order to reduce production costs.

FINANCIAL CONDITION

Working Capital and Liquidity

During the last several fiscal years, the Company has incurred losses from operations. In addition, the Company's certified public accountants, Hausser + Taylor LLC, have included in their auditors' report, which covers the Company's financial statements for the years ended November 30, 2004 and November 30, 2005, a statement that the Company's recurring losses from operations raised substantial doubt about the Company's ability to continue as a going concern. For fiscal year 2004 and the year ended November 20, 2005, the Company sustained losses of approximately $781,000 and $377,000, respectively. These losses have had a substantial adverse effect on the working capital of the Company. The Company hopes the contemplated transactions are expected to increase working capital and liquidity as more particularly described above, and will allow the Company to pursue additional financing, also as described above.

Net Tax Operating Loss Carryforwards

As of May 31, 2006, the Company had approximately $16,656,000 in net tax operating loss carryforwards which will expire at various dates through the year 2025. Federal tax law imposes restrictions on the use of net operating loss carryforwards in the event of a change in ownership, such as a merger. Due to the merger with Monitek, approximately $6,265,000 of the $16,656,000 net operating losses may be subject to these limitations and potentially may not be able to provide any economic benefit to the Company.

RESULTS OF OPERATIONS

On November 20, 2005, JJJ-RT, LLC (“JJJ-RT”) assumed the operations of the former Regency Technologies, Ltd. (“Regency”).

The Company currently has no active operation. Expenses shown on the Consolidated Statement of Operations include corporate administrative overhead only.

Investment in Regency Technologies, Ltd.:

Due to a change in control, the Company now accounts for its investment in JJJ-RT on the equity method. However, losses and distributions have exceeeded the Company's investment in JJJ-RT. Accordingly, the Company has reflected such investments at zero. The Company's share of future losses in this investment will be suspended for book purposes. Furthermore the Company's share in future income will not be recognized until the aggregate of such income equals the aggregate of their suspended losses.

The net loss on disposal of Regency is the result of recognizing the net investment deficit in Regency as of November 20, 2005 as income to bring the value of the investment to zero and decreasing that gain by the forgiveness of inter-company debt as stated in the Contribution and Investment Agreement.

The following table sets forth certain summarized financial information of JJJ-RT, the Company's only investment, based upon the applicable financial statements, adjusted for accounting principles generally accepted in the United States of America. This information is for the five months ended May 31, 2006 and has not been audited or reviewed, among JJJ-RT, Regency, Regency Acquisition, LLC and the Company, dated November 20, 2005.

BALANCE SHEET DATA	2006

Current assets	$330,520
Leasehold improvements	14,774
Other assets	990

Total Assets	346,284

Current Liabilities	249,382

Partners' Equity	96,902

Total liabilities and partners' equity	$346,284

STATEMENT OF INCOME DATA

Revenues	$1,759,533

Net income	$(97,604)

CHANGES IN ACCOUNTING STANDARDS

New Accounting Standards - In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 151, "Inventory Costs," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material. This standard requires that such items be recognized as current-period charges. The standard also establishes the concept of "normal capacity" and requires the allocation of fixed production overhead to inventory based on the normal capacity of the production facilities. Any unallocated overhead must be recognized as an expense in the period incurred. This standard is effective for inventory costs incurred starting January 1, 2006. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets." This standard amended APB Opinion No. 29, "Accounting for Nonmonetary Transactions," to eliminate the exception from fair value measurement for nonmonetary exchanges of similar productive assets. This standard replaces this exception with a general exception from fair value measurement for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for all nonmonetary asset exchanges completed by the company starting January 1, 2006. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

In December 2004, the FASB released a revised version of SFAS No. 123 (FASB 123R), "Accounting for Stock-Based Compensation." This statement supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees," and its related implementation guidance. This statement amends and clarifies the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments and to recognize this cost over the vesting period or time period during which the employee is required to provide service in exchange for the reward. This statement is effective for the Company starting January 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In June 2005, the FASB released SFAS No. 154, "Accounting Changes and Error Corrections", a replacement of APB Opinion No. 20 and FASB Statement No. 3, to change the requirements for the accounting for and reporting of a change in accounting principle. This statement requires retrospective application to prior periods' financial statements of changes in an accounting principle, unless it is impracticable to determine either the period specific effects or the cumulative effect. If impracticable to determine period specific effects, this statement requires the new accounting principle to be applied to balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and a corresponding entry made to opening balance of retained earnings for that period. If it is impracticable to determine the cumulative effect to prior periods, the statement requires the new accounting principle to be applied from the earliest date practicable. This statement requires that a change in depreciation, amortization and depletion methods for long-lived assets be accounted for as a change in estimate effected by a change in accounting principle. Lastly, this statement carries forward guidance from Opinion 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. This standard is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

There have been no changes in or disagreements with accountants on any accounting and financial disclosures.

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Mr. Kendall, the Company’s Chairman, President and Treasurer, and Mr. Rubinstein, a nominee for Director, each have the interests in the transactions described under “Terms of the Transactions,” set forth above.

HOUSEHOLDING

The SEC permits a single set of annual reports, proxy statements or information statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing costs. A number of brokerage firms have instituted householding. Only one copy of this information statement and the attached appendices will be sent to certain beneficial shareholders who share a single address, unless any shareholder residing at that address gave contrary instructions.

If any beneficiary shareholder residing at such an address desires at this time to receive a separate copy of this information statement and the attached appendices, or if any such shareholder wishes to receive a separate information statement, proxy statement or annual report in the future, the shareholder should provide such instructions to the Company by calling (216) 687-0289, or by writing to Sentex at 1801 East 9th Street, Suite 1510, Cleveland, Ohio 44114.

INFORMATION INCORPORATED BY REFERENCE

Upon written or oral request, we will furnish, without charge, to record and beneficial shareholders a copy of any of the documents referred to in this information statement or incorporated by reference. These documents will be provided by first class mail or other equally prompt means within one business day of the request. Please make your request to the address or phone number listed above.

By order of the Board of Directors,

/s/ Robert S. Kendall
Robert S. Kendall, President
Cleveland, Ohio
August 23, 2006

INDEX TO EXHIBITS TO INFORMATION STATEMENT

Exhibit	Document

A	Exclusive Distribution Agreement, dated July 19, 2006, by and between Security IT Vision, Inc. and Sentex Sensing Technologies, Inc.

B	Share Issuance and Corporate Governance Agreement, dated July 19, 2006, by and among Sentex Sensing Technology, Inc., 1st Management Finance, Inc., Henrik Rubinsein, and Robert Kendall.

C	Sentex Sensing Technology, Inc. Quarterly Report filed on Form10-QSB, filed July 14, 2006.

D	Sentex Sensing Technology, Inc. Annual Report for the year ending November 30, 2005, filed on Form 10-KSB/A, filed April 18, 2006.

EXCLUSIVE DISTRIBUTION AGREEMENT

Table of Contents
1.	Definitions	2
2.	Grant of Distribution and Other Rights	4
3.	Payments	4
4.	Taxes	5
5.	Perpetual Term	5
6.	Ownership of Rights	6
7.	Warranties and Indemnity of SecITV to Distributor	6
8.	Representations and Warranties of Distributor to SecITV	10
9.	Marking	11
10.	Non-Assignment	11
11.	Infringement by Third Parties	11
12.	Third-Party Technology	12
13.	Prosecution	13
14.	Information and Confidentiality	14
15.	Survival	15
16.	Certain Risk Factors	16
17.	Covenants of One Party to the Other	16
18.	General Provisions	17
19.	Execution of Agreement	18

EXCLUSIVE DISTRIBUTION AGREEMENT

This EXCLUSIVE DISTRIBUTION AGREEMENT ("Agreement"), dated as of 2th June, 2006 ("Effective Date") is entered into by and between Security IT Vision, Inc., an Oregon corporation ("SecITV"), having a place of business at 1380 Lead Hill Boulevard, Suite 106, Roseville, California 95661, and Sentex SENSing Technologies, Inc., a New Jersey corporation ("Distributor"), having a place of business at 1801 East 9th Street, Cleveland, Ohio 44114. SecITV and Distributor separately are a “Party” and together are the "Parties."

WHEREAS, SecITV owns certain Technology (as defined below), including hardware and software, relating to identification of people by facial, and fingerprint recognition, and desires to grant to Distributor a license to use and distribute the Technology as herein set forth;

WHEREAS, Distributor desires to obtain a distribution license from SecITV.

WHEREAS, SecITV and the Distributor are fully aware that, SecITV is only active in OEM business activities as at the date hereof. (Distributor is on filling Form 10QSB dated 21th April, 2006.) , Distributor currently has no active operation and is a shell corporation.

WHEREAS, both Parties are very sophisticated businesspeople with many years of business experience, and each is fully aware on the risks based on this transaction, and each acknowledges same to the other. Notwithstanding, a document setting forth certain important risks will be referred to in Section 16.

NOW, THEREFORE, in consideration of the foregoing and the respective promises and covenants contained in this Agreement, SecITV and Distributor hereby agree as follows:

1. Definitions.

The following terms shall have the meanings set forth below:

1.1. Affiliate. "Affiliate" shall have the meaning ascribed to such term under Rule 405 of the Securities Act of 1933.

1.2. Corporate Governance and Share Issuance Agreement. "Corporate Governance and Share Issuance Agreement" means an agreement between the parties, as annexed hereto as Exhibit A.

1.3. Improvements. "Improvements" means all inventions protectable by patent that are improvements or modifications to the Technology and that are created or developed either independently or jointly by SecITV and/or Distributor.

1.4.	Joint Technology. "Joint Technology" means all Technology and Improvements developed jointly by the parties.

1.5.
Licensed Hardware Products. "Licensed Hardware Products" means all products made, have made, used, offered for sale or sold by Distributor incorporating or developed using the Licensed Technology for Security Applications. ´

1.6.	Licensed Services. "Licensed Services" means all services provided by Distributor incorporating or developed using the Licensed Technology for Security Applications.

1.7.
Licensed Software Products. "Licensed Software Products" means all products made, have made, used, offered for sale or sold by Distributor incorporating or developed using the Licensed Technology for Security Applications.

1.8.	Licensed Technology. "Licensed Technology" means any and all SecITV Technology, SecITV Patents, SecITV Derivative Works, and SecITV Improvements.

1.9.
Patents. "Patents" means all U.S. patents and patent applications relating to the Technology (only if filed in the USPTO during the term of this Agreement), including all continuations, continuations-in-part, divisionals, reissues, reexamination certificates, extensions and renewals, and including all foreign counterparts thereto, owned by or licensed to SecITV and/or Distributor or Parent, that relate to verifying identification of people by means referred to above, including all patents and patent applications, if any, identified in Exhibit B.

1.10.
Person. "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a trust, any unincorporated organization or a government or a political subdivision thereof.

1.11.	Product. "Product" means that as is fully described in Exhibit C.

1.12.
Security Applications. "Security Applications" means any and all uses relating to (i) securing and/or providing restricted access to information, systems, technology, locations or things, and (ii) confirming or verifying identification or authorization, and identifying individuals or authorized users, each as more completely identified and detailed in Exhibit D.

1.13.
Technology. "Technology" means the technology, processes, ideas, concepts, inventions, invention disclosures, laboratory notebooks, know-how, discoveries, trade secrets, improvements, design information, drawings, plans, technical data, shop rights, engineering documentation, engineering notebooks, specifications, blueprints, mask works, flow charts, diagrams, software (in object and source code), models, prototypes and other intellectual property developed (i) by SecITV prior to or during the term of the License, (ii) by Distributor during the term of the License or (iii) jointly by SecITV and Distributor during the term of the License, pertaining to any and all Security Applications.

2.	Grant of Distribution and Other Rights.

2.1.
Licensed Technology Grant. SecITV, subject to Sections 5.1, 5.2, 5.3, 5.4, and 10, hereby appoints Distributor licenses and grants to Distributor the sole right to act as SecITV's exclusive distributor and sales representative in the Territory to use Licensed Technology as herein provided to make, have, have made, use, offer to sell, sell, and import Licensed Hardware Products and Licensed Software Products, and provide Licensed Services only for Security Applications, except as limited herein. Further, SecITV also grants to Distributor the right, power, and license to appoint sub-distributors as is set forth in Section 2.1 below. Distributor hereby accepts the appointment and agrees to assume the powers granted to it hereunder and, as a part thereof, to distribute the Products in the territory.

2.2.
Subdistributors. Upon the prior written request by Distributor, SecITV shall have the option, at its sole and absolute discretion, to allow Distributor to appoint one or more sub-distributors under the Licensed Technology commensurate in scope with the distribution rights appointed hereunder, which shall not be unreasonably withheld. Notice of the disallowance of any sub-distribution that Distributor has requested pursuant to this Section 2.1 shall be provided to Distributor in writing no later three (3) business days after receipt of such request by SecITV. If SecITV does not respond to Distributor's request within such period, the sub-distribution shall be deemed to be consented to by SecITV, provided, however, that the terms of any sub-distribution shall be no less restrictive on any sub-distribution than the terms of this Agreement are on Distributor. All sublicenses shall transfer to SecITV upon termination of this Agreement.

2.3.
Consideration. As consideration for SecITV appointingDistributor the rights provided for in this Agreement, Distributor shall, subject to the other provisions of this Agreement pay SecITV through the issuance of restricted shares of Common Stock, as set forth in detail in Exhibit C.

3.	Restrictions on Technology.

3.1. Distributor agrees that it shall not use or license the right to use the Technology, nor shall it or shall it allow a third party to make, have made, use, offer to sell, sell, have sold or import any products or services using the Technology for other than Security Applications. All revenues derived by Distributor from the use or license of the Technology as provided for hereunder shall belong to Distributor.

4.	Payments.

4.1.
Pass Through Royalties and Fees. With the prior written agreement of Distributor to incur the expenses noted, All royalties and fees assessed against, accrued or payable by SecITV to a third party, if any, relating to the Licensed Software Products, the Licensed Hardware Products and the Licensed Services shall be paid to SecITV by Distributor, at least five (5) business days before any such royalties or fees are payable by SecITV to such third party. All royalty and fee amounts shall be paid by check or in cash in U.S. dollars. Each payment shall be accompanied by a report identifying all sales, in dollars and in number of units, that form the basis for such royalty calculations or fees payable, and amounts paid.

4.2.
SecITV receives for his its technology a fee of 5% for the use of the technology if the product is manufactured from Distributor based on agreement. The base for the fee is the net manufacturing cost to Distributor

5.	Taxes.

5.1. SecITV is not responsible for any sales, use, value-added, personal property or other taxes imposed on either Distributor's use, possession, offer for sale, or sale of Licensed Products. Each Party shall be solely responsible for any taxes based on its own net income, as well as for obtaining its own professional tax advice relating to this Agreement.

6.	Perpetual Term.

6.1. This distribution agreement set forth in this Agreement shall be perpetual and at the least have a term of fifty (5) years. Further, once the Shares are transferred to SecITV by Distributor as contemplated by the Share Issuance Agreement, this distribution shall be fully paid, non-assignable, and may not be terminated by SecITV for any reason whithin above mention period.

6.2. Any and all disputes which may arise between SecITV and Distributor arising under this Agreement which cannot be promptly settled amicably as between themselves or, by their nature, require judicial termination, shall be decided by arbitration under the rules of the American Arbitration Association ("AAA"), Cleveland, Ohio office, with a single arbitrator, to be agreed upon by the parties, or if not selected within thirty (30) days, to be selected according to the AAA rules, with the parties endeavoring to conclude such arbitration within six (6) months from initiation of the arbitration. All arbitration fees, costs and expenses shall be paid by the losing party to any such arbitration.

6.3. Upon termination of this Agreement, Distributor shall immediately cease all manufacture, use, sale and providing of Licensed Hardware Products, Licensed Software Products and Licensed Services and, to the extent reasonably practicable, each party shall promptly return and deliver to the other party all Licensed Technology and Confidential Information belonging to such party that is in its possession, and shall certify in writing that it has not knowingly retained any copies of such.

7.	Ownership of Rights.

7.1. Ownership of Licensed Technology. Distributor acknowledges and agrees that title to and ownership of the Licensed Technology and all of the applicable intellectual property rights in and to the Licensed Technology shall be as follows:

7.1.1. All Technology developed solely by SecITV ("SecITV Technology") and Improvements developed by SecITV ("SecITV Improvements") shall be owned by and remain the sole and exclusive property of SecITV. Distributor acknowledges that this Agreement does not convey any interest in and to the SecITV Technology or SecITV Improvements or the intellectual property rights therein other than the distribution rights set forth in Sections 2, 2.1, and 2.2 herein.

7.1.2. All Technology developed solely by Distributor ("Distributor Technology") and Improvements developed by Distributor ("Distributor Improvements") shall be owned by and remain the sole and exclusive property of Distributor. SecITV acknowledges that this Agreement does not convey any interest in and to the Distributor Technology or Distributor Improvements or the intellectual property rights therein other than the license rights set forth in Section 2.3.

7.1.3. All Technology and Improvements developed jointly by the Parties ("Joint Technology") shall be jointly owned by and remain the jointly owned property of the Parties in equal share. Any and all Derivative Works, SecITV Improvements and Distributor Improvements shall be subject to one or more separate development agreements and/or licenses to be negotiated by the Parties in good faith.

8.	Warranties and Indemnity of SecITV to Distributor. SecITV represents and warrants to Distributor that the statements contained in this Section 8 are true and correct

8.1. Organization, Qualification, and Corporate Power. SecITV is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation. SecITV is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except for those jurisdictions where the failure to be so qualified would not have a material adverse effect on SecITV. SecITV has all required corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. SecITV is not in default under or in violation of any provision of its Certificate of Incorporation or By-Laws.

8.2. Capitalization. The party or parties that control SecITV have all required power and authority to own and to vote all of the outstanding shares of capital stock of SecITV. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of SecITV. The principal owners of SecITV shall be made a party to this Agreement as is referred to below.

8.3. Authority. SecITV has all required power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder. The execution, delivery, and performance by SecITV of this Agreement and the other documents it is required to execute and delivery to Distributor hereunder, and the consummation by SecITV of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate and shareholder action. This Agreement has been duly and validly executed and delivered by SecITV and constitutes a valid and binding obligation of SecITV, enforceable against SecITV in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally.

8.3.1. To the knowledge of SecITV, none of the activities or business presently conducted or products currently shipped by SecITV, or conducted by or shipped by SecITV at any time whatsoever, infringes or violates, or constitutes a misappropriation of, any intellectual property rights of any person or entity, or violates any local, state, or federal law or regulation (collectively, "laws"). SecITV has not received any complaint, claim, or notice alleging such infringement, violation, misappropriation or laws.

8.4. Brokers' Fees. SecITV has no liability or obligation to pay any finder's fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

8.5. Books and Records. The books, records, accounts, ledgers, and files of SecITV, insofar as they pertain to the License, are accurate and complete in all material respects and have been maintained in accordance with good business and bookkeeping practices.

8.6. Distributor's Agreements as to Product.

8.6.1.	Distributor shall examine the quality of the Products received by it without delay and no later than ten (10) days after receipt.

Distributor shall promptly (within ten (10) days) lodge a complaint with the Carrier in case of packing defect and shall note to the carrier the damage.

In case of quality defect, Distributor shall promptly inform SecITV of same.

8.6.2.
Any Products which Distributor finds to be defective (“Defective Product”) as a result of faulty design manufacture or workmanship will at the sole discretion of SecITV either be replaced free of charge or repaired free of charge within Warranty from the delivery of the Defective Product, provided that:

8.6.3.
The Distributor shall state, in its opinion, whether or not the Product has not been misused, mishandled, overloaded, amended, modified or repaired in any way byDistributor, its servants or agents, or used for any other than that for which they were designed.

8.6.4.
The Defective Product shall be returned by Distributor to SecITV properly packed carriage paid to SecITV and repaired or replaced Products will be returned free-of-charge to destinations as directed by Distributor.

a) Subject to the foregoing and the following sub-clauses of this clause, all risks shall pass to Distributor's Customer and shall be made known to the Customer as part of the Purchase Order with respect to Products purchased from Distributor.

b) Unless otherwise specified, delivery shall be deemed to take place when the Products have been delivered to the Customer's premises or other specified delivery point, to the Customer’s carrier if to be collected for dispatch abroad.

c) All dates and times specified to the Customer for delivery and installation of the Products or the provision of Services are estimates only.

d) If the Customer does not accept delivery of a consignment of Products in accordance with the Contract then:

e.1) SecITV shall be entitled to claim payment for the Products refused, and

e.2) The Products refused shall be in all respects at the Customer’s risks, and

e.3) The cost of storing the Products shall be borne by the Customer, and

8.7.
Confidentiality. Company and Distributor and their employees shall not divulge any information that is considered as confidential. This information might relate but not limited to the Product, to the parties’ affairs or business or method of carrying on business

8.8.
Disclosure. No representation or warranty by SecITV or Distributor contained in this Agreement, and no statement contained in any exhibit or any other document, certificate, or other instrument delivered to or to be delivered by or on behalf of one party to the other pursuant to this Agreement, and no other statement made by either SecITV or Distributor or any representatives of SecITV or Distributor, one Party to the other, in connection with this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. SecITV has disclosed to Distributor all material information relating to the business of SecITV, the Joint Technology, and/or the transactions contemplated by this Agreement.

8.9.
Definition of Knowledge. in each case where a representation or warranty of SecITV contained in this Section 8 is qualified as being "to the knowledge of SecITV," such knowledge shall be deemed to consist of the actual knowledge of any director, officer, or member of management of SecITV, in each case after actually conducting a reasonable investigation.

8.10. Limitations. Nothing contained in this Agreement shall be construed as creating any form of license or rights under any patents, copyrights, mask works, trademarks, service marks, trade names, service names, trade dress, trade secrets, know-how, or confidential information owned or controlled by SecITV, other than as specifically indicated herein.

8.11.	Indemnities.

8.11.1. By SecITV. SecITV shall indemnify, defend and hold harmless Distributor against any claim, demand or cause of action (a) resulting from a breach of any provision of this Agreement by SecITV; or (b) relating to infringement based on the use by Distributor of any one or more of the Licensed Hardware Products, Licensed Services, Licensed Software Products, Licensed Technology, and Patents in conformance with the specifications or the requirements of this Agreement; provided that indemnification by SecITV under (b) shall not apply to any allegation or determination of infringement to the extent that such infringement is based on (i) the use of application code or modifications developed by Distributor or a third party, if such infringement would have been avoided in the absence of such use; (ii) the use of any other software or hardware that is used in conjunction with the Product, if such infringement would have been avoided in the absence of such combination or use; (iii) the unauthorized use of the Product; or (iv) use of the Product not in conformance with the specifications or the requirements of this Agreement; and provided, further, that this indemnification shall be contingent upon Distributor notifying SecITV within ten (10) days of learning of any such claim, demand, or cause of action within ten (10) days thereof, and providing SecITV with such assistance as reasonably requested by SecITV in defending against such claim, demand or cause of action; and (v) based on or resulting from a breach of any provision of the Agreement by SecITV.

8.11.2. By Distributor. Distributor shall indemnify, defend and hold harmless SecITV against any claims, demands or causes of action (a) alleging infringement of any third party intellectual property rights based on (i) the use of application code or modifications developed by Distributor or a third party, (ii) the use of any other software or hardware that is used in conjunction with the Product, (iii) the unauthorized use of the Product, or (iv) use of the Product not in conformance with the specifications or the requirements of this Agreement, (b) based on the unauthorized use of the Product by Distributor, or (c) based on or resulting from a breach of any provision of this Agreement by Distributor.

8.12. Product Warranties. SECITV HEREBY DISCLAIMS AND WAIVES ALL RIGHTS TO CONTEST ALL IMPLIED WARRANTIES OF ANY SORT, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TECHNOLOGY, IMPROVEMENTS, LICENSED HARDWARE PRODUCTS, LICENSED SOFTWARE PRODUCTS AND LICENSED SERVICES.

8.13. Mitigation. In the event that any claim, demand or cause of action ("Claim") is asserted against SecITV or Distributor alleging infringement of any third party's intellectual property rights resulting from grant or rights made hereunder or the the use by Distributor of the Product, SecITV promptly shall use commercially reasonable efforts to seek to resolve such Claim by one or more of the following: (a) modifying the Product such that it no longer infringes or (b) obtaining a license, subject to the prior written agreement of Distributor, intellectual property asserted to have been infringed (the payments under which shall be borne by Distributor). Should it be commercially unreasonable for SecITV to undertake either (a) or (b), or if the payments under (b) are unduly burdensome for Distributor, then Distributor may either (x) terminate this Agreement, (y) request that SecITV remove the infringing subject matter (at SecITV's expense) or (z) continue using the Product, provided, that in such event Distributor shall bear all costs and expenses and responsibility for defending against and payment of any and all damages relating to Distributor's use of the Product and any lawsuits, proceedings and/or settlements relating to any such Claims.

9.	Representations and Warranties of Distributor to SecITV. Distributor represents and warrants to SecITV as follows:

9.1. Organization. Distributor is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation.

9.2. Authorization of Transaction. Distributor has all required power and authority to execute and deliver this Agreement and to issue the Shares and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement by Distributor and the performance of this Agreement and the consummation of the transactions contemplated hereby and thereby by Distributor have been duly and validly authorized by all necessary corporate and shareholder actions. This Agreement has been duly and validly executed and delivered by Distributor and constitutes a valid and binding obligation of Distributor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally.

9.3. Noncontravention. Neither the execution and delivery of this Agreement nor the contemplated issuance and transfer and sale of the Shares by Distributor, nor the consummation by Distributor of the transactions contemplated hereby or thereby, will (a) conflict or violate any provision of the charter or Code of Regulations of Distributor, (b) required on the part of Distributor any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify, or cancel, or require any notice, consent, or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement, or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which Distributor is a party or by which it is bound or to which any of its assets is subject, or (d) violate any order, writ, injunction, decree, statute, rule, or regulation applicable to Distributor or any of its properties, assets, or stock.

9.4. Brokers' Fees. Distributor has no liability or obligation to pay any finder's fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

10.	Marking.

10.1. If applicable, Distributor shall permanently mark with the numbers of any patents relating to the Licensed Technology owned by SecITV ("Patents") all of the Licensed Hardware Products and Licensed Software Products in accordance with 35 U.S.C. § 287 and in substantially the following form: "This product is covered by one or more of the following United States Patents:      [list numbers.]" In addition to marking the Licensed Hardware Products and Licensed Software Products in the manner described above, Distributor must also mark, in substantially the same manner as described above, the box or packaging that contains the Licensed Hardware Products or Licensed Software Products. Distributor may advertise and reference the fact that the Licensed Hardware Products and Licensed Software Products are licensed under the Patents and that the Patents are owned by SecITV but, except as expressly provided herein, shall not otherwise use the name or any trademark or service mark of SecITV to market, advertise, or promote the Licensed Hardware Products, Licensed Software Products or Licensed Services or any other products or services without SecITV's express written consent, which consent shall not be unreasonably withheld.

11.	Non Assignment.

11.1. Distributor may not assign this Agreement or any of the rights or privileges under this Agreement without the prior written consent of SecITV which consent shall not be unreasonably withheld. For purposes of this Agreement, Distributor shall be deemed to have assigned this Agreement in derogation of this provision, if Distributor permits or fails to prevent any other person or entity to take the place of Distributor hereunder by merger, consolidations, stock transfer, other reorganization or as a result of bankruptcy. Notwithstanding the above, Distributor may assign this Agreement to an entity that is an Affiliate of Distributor. The validity of any approved or allowable assignment of this Agreement or any of the rights or privileges under this Agreement shall be subject to the assignee agreeing in advance in writing to be bound by the terms of this Agreement. Any attempted assignment in derogation of the foregoing shall be void.

12.	Infringement by Third Parties.

12.1. SecITV shall have the sole and exclusive right to bring suit and initiate proceedings relating to any infringement of the Patents or misappropriation of the Technology or Improvements and to settle the same. All costs and expenses relating to any such suit or suits or proceeding shall be paid for by SecITV, and shall not be the responsibility of Distributor, and any and all recoveries, awards, or payments from said suits or any settlements thereof shall be the property of SecITV. Distributor shall reasonably cooperate with and assist SecITV in all such suits as SecITV deems reasonably appropriate or necessary and all costs and expenses thereof shall be borne by SecITV. If Distributor becomes aware of any infringement of any Patent or misappropriation of the Technology or Improvements by any third-party, Distributor shall promptly notify SecITV of such and provide SecITV with any and all evidence thereof in its possession or control.

13.	Third Party Technology.

13.1. The parties acknowledge that certain software, equipment or technology of third parties, including without limitations, facial, speech, eye, and fingerprint recognition software and hardware, may be required to operate or provide support for the Licensed Hardware Products, Licensed Software Products or Licensed Services or to evidence the practice the Licensed Technology. SecITV shall cooperate with Distributor to identify any such third party technology that may be available to Distributor, but SecITV shall not be obligated to pay for the purchase or licensing of any such third party technology or any third party intellectual property rights relating to such technology.

14.	Prosecution.

14.1. By SecITV. SecITV shall retain the right but not the obligation to prosecute and/or maintain the Patents that may relate to the SecITV Technology and Joint Technology and any other intellectual property rights relating thereto. Distributor shall cooperate with SecITV in any prosecution of pending applications concerning any SecITV Technology and Joint Technology by providing upon request technical information and data in an appropriate form relating to the subject matter of any pending applications or issued patents. SecITV shall be responsible for all costs and expenses with respect to the SecITV Technology. SecITV and Distributor shall share equally all costs and expenses with respect to the Joint Technology.

14.2. By Distributor. Distributor shall retain the right but not the obligation to prosecute and/or maintain the Patents that may relate to the Distributor Technology or any other intellectual property rights relating thereto. Distributor shall be responsible for all costs and expenses with respect to the Distributor Technology.

14.3. Failure to Prosecute. Should a Party fail to or choose not to prosecute or maintain any patents relating to the SecITV Technology or the Distributor Technology or pay for the prosecution of any patents relating to the Joint Technology, the other Party shall have the right to prosecute and/or maintain such patents subject to such other Party paying for and undertaking such obligation to prosecute and maintain any such patents. Should the other Party undertake the obligation to prosecute and maintain and pay for any such patents, the non-prosecuting Party shall relinquish its right, if any, to prosecute the patent, and the non-prosecuting Party shall assign and shall be deemed to have assigned all of its rights in same to the prosecuting Party. Upon assignment of any such patent, the assigning Party shall be granted by the other Party a license to such patent that is commensurate in scope to the rights enjoyed by the assigning Party in such patent pursuant to this Agreement prior to the assignment.

15.	Information and Confidentiality.

15.1. Exchange of Information. During the term of this Agreement, SecITV and Distributor agree to promptly keep each other informed on all Improvements conceived or developed by either of them to the Technology.

15.2. Confidentiality. SecITV and Distributor acknowledge that the Licensed Technology licensed pursuant to this Agreement relates or will relate to information that is not or will not be publicly available ("Confidential Information"). The Confidential Information provided hereunder is valuable, proprietary, and unique, and each Party agrees to maintain the confidentiality of the Confidential Information and to be bound by and observe the proprietary nature thereof as provided herein. Each Party agrees to take diligent action to fulfill its obligations hereunder by instruction or agreement with its employees or agents (whose confidentiality obligations shall survive termination of employment or agency) who are permitted access to the Confidential Information. Access shall only be given on a need-to-know basis, except as otherwise set forth herein or as may be permitted in writing by the disclosing Party. Without limiting the generality of the foregoing, for the avoidance of doubt, each Party agrees that those staff or other representatives of the other Party who require access to the Confidential Information for support shall not require a license. Neither Party shall use, provide or otherwise make available the Confidential Information or any part or copies thereof to any third party, except its employees, consultants and agents, other than as agreed to in writing in advance by the disclosing Party. Prior to any such disclosure, each party to whom Confidential Information is to be disclosed shall agree to terms and conditions concerning exchange of information and confidentially as laid down in this Section 15.2. The terms and conditions of this Agreement are also confidential to the parties. Neither party shall disclose any such terms and conditions during the term of the Agreement and thereafter without prior written approval by the other party, except as required by law, and as is set forth in Section.

15.3. Reverse Engineering. Distributor shall not reverse engineer, decompile or disassemble the Licensed Technology or any portion thereof, nor otherwise attempt to create or derive the Licensed Technology except as permitted by law. Distributor acknowledges and agrees that that unauthorized reproduction, use, or disclosure of the Licensed Technology or any part thereof is likely to cause irreparable injury to SecITV, who shall therefore be entitled to injunctive relief to enforce these license restrictions, in addition to any other remedies available at law, in equity, or under this Agreement, and without the need to post funds, even if ordinarily required.

15.4. Confidentiality Exceptions. Notwithstanding the provisions of this Section 15, the confidentiality obligations hereunder shall not apply to (i) information that is known to the public or is generally known within the industry or business, (ii) information that is (was) required to be disclosed pursuant to law (i.e., SEC disclosure requirements) or order of a court having jurisdiction (provided that the party required so to disclose such Confidential Information shall offer the party owning such Confidential Information the opportunity to obtain an appropriate protective order or administrative relief against disclosure of such Confidential Information) but only to the extent of any such required disclosure, and (iii) information that was legally acquired by SecITV or Distributor, as the case may be, from a third-party in good faith, provided that such disclosure by the third-party was not in breach of any agreement between such third-party and SecITV or Distributor, as the case may be.

16.	Survival.

The terms of Sections 2, 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 7, 7.6, 12, 14.2 shall survive the termination or expiration of this Agreement.

17.	Certain Risk Factors.

Risk factors relating to the Distributor's issuance of its common stock as referred to herein are set forth in Exhibit ___.

18.	Covenants of One Party to the Other.

18.1. Distributor shall at its own expense apply for all approvals for all those products the Distributor wants to sell in the Territory. Such approvals shall belong to SecITV and be held in SecITV’s sole name.

18.2. Distributor shall not make any additions or modifications to the Product without SecITV’s prior written approval. The Product can be sold only in the original form and in the original packing. In the event that Distributor makes any such permissible additions or modifications to the Product, full details shall be notified by the Distributor to SecITV in writing within seven (7) days of their being carried out. SecITV shall not be liable for, whether under this Agreement or otherwise, for any consequences arising from such additions or modifications nor for any resultant defect of the Product.

18.3. Distributor shall pursue its activities in co-operation with SecITV, informing SecITV of its activities (marketing and sales) consistently.

18.4. Distributor has the right to set out its own sales prices to its customers

18.5. Distributor shall inform SecITV on the sales price achieved.

18.6. Distributor shall bring to the notice of SecITV any information received by it and which is likely to be of use or benefit to SecITV in relation to the marketing of the Product, which might affect sales of the Product.

18.7. Distributor shall not make any representations, warranties or guaranties with reference to the Product except such as are consistent with the current conditions of sale of SecITV, and the warranties to be set forth in Purchase Orders.

18.8. Shall not incur any liability on behalf of SecITV or in any way pledge or purport to pledge SecITV’s credit or accept any order or make any contract on behalf of SecITV.

18.9. Exhibits. All Exhibits referred to herein are made a part hereof and incorporated herein as if fully rewritten herein.

18.10. Entire Agreement. The Agreement, along with the exhibits hereto, and subject to the agreements of certain shareholders of Distributor and SecITV as set forth below, are the final and entire agreement between the parties relating to the subject matter and supersedes any and all prior or contemporaneous discussions, statements, representations, warranties, correspondence, conditions, negotiations, understandings, promises and agreements, oral and written, with respect to such subject matter.

18.11. Agreement of SecITV's Controlling Parties. The Agreement of SecITV's controlling parties is set forth after the corporate signature page.

19.	General Provisions.

19.1. Choice of Law. This Agreement will be governed by, and construed and interpreted according to, the substantive laws of the State of Ohio, without regard to its choice of law provisions.

19.2. Choice of Forum. Any claim or action brought by SecITV arising in any way out of this Agreement, other than a dispute under Section 4, which is addressed herein, must be brought in the United States District Court, Central District of California or, if subject matter jurisdiction cannot be obtained in that court, in any court of competent jurisdiction sitting in California. Any claim or action brought by Distributor arising in any way out of this Agreement must be brought in the United States District Court, Northern District of Ohio, or, if subject matter jurisdiction cannot be obtained in that court, in any court of competent jurisdiction sitting in Ohio. SecITV and Distributor hereby submit to the jurisdiction and venue of said courts for these purposes.

19.3. Entire Agreement. The Agreement, along with the exhibits hereto, are the final and entire agreement between the parties relating to the subject matter and supersedes any and all prior or contemporaneous discussions, statements, representations, warranties, correspondence, conditions, negotiations, understandings, promises and agreements, oral and written, with respect to such subject matter.

19.4. No Reliance. The parties each acknowledge that, in entering into this Agreement, they have not relied upon any statements, representations, warranties, correspondence, negotiations, conditions, understandings, promises and agreements, oral or written, not specifically set forth in this Agreement. All of the parties represent that they are represented by legal counsel and have been fully advised as to the meaning and consequence of all of the terms and provisions of this Agreement.

19.5. Waiver; Modifications. No provision of this Agreement shall be waived unless set forth in writing and signed by the party effecting such waiver. No waiver of the breach of any of the terms or provisions of this Agreement shall be a waiver of any preceding or succeeding breach of this Agreement or any other provisions thereof. No waiver of any default, express or implied, made by any party hereto shall be binding upon the party making such waiver in the event of a subsequent default. This Agreement may only be modified or amended by a written agreement executed by each of the parties.

19.6. Notices. Any notices permitted or required under the provisions of this Agreement shall be in writing and shall be personally delivered, mailed by certified mail, postage prepaid or by facsimile transmission (with proof of transmission) or shall be sent by overnight courier service to the address of the relevant party as first set forth above. SecITV or Distributor may direct notices to be sent to such other address or Person as any party may have specified in a notice duly given to the other party as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered.

19.7. Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, void, illegal, or unenforceable in any respect, such invalidity, voidness, illegality, or unenforceability shall not affect any other provision of this Agreement, and the remaining portions shall remain in full force.

19.8. Cooperation. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

19.9. First Right of Refusal. Distributor has first right of refusal to purchase the technology if it is ever offered for sale.

19.10. Titles. The titles of Sections hereunder are included for ease of reference only, and shall not be used to construe the meaning of this Agreement.

19.11. Authority. All parties and authorized representatives signing this Agreement represent and warrant that they have corporate power and authority to execute and enter into this Agreement.

19.12. Counterparts. This Agreement may be executed in multiple counterparts, each of which together shall be and constitutes one and the same Agreement.

19.13. Press Releases and Announcements. Neither of the Parties shall issue any press release or make any other public announcement or furnish any statement or make any general announcement to its respective employees or customers relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that a Party may make such announcements and disclosures as may be required by applicable laws (in which case the disclosing Party shall advise the other Party and provide it with a copy of the proposed disclosure prior to making the disclosure). Notwithstanding the foregoing, (i) within one day after the date of execution of this Agreement by the Parties, SecITV shall issue a press release in the form of Exhibit ____ attached hereto and Distributor shall issue a press release in the form of Exhibit ____ attached hereto and (ii) within one day after the Closing Date, SecITV shall issue a press release in the form of Exhibit ____ attached hereto and Distributor shall issue a press release in the form of Exhibit ____ attached hereto, provided, however, that in each case, the Parties may elect to issue a joint press release.

20. Execution of Agreement

This agreement will be considert effective when executed by faxsimily by the parties each corporate party to the agreement who has corporate authorithy to do so and each of Kendall and Rubinstein in their individual capacity as set forth on page 18 and 19. As soon as possible original copies will be delivered on to the other

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Technology License Agreement through their duly authorized representatives on the date set forth above.

SECURITY IT VISION, INC.

By: /s/ Henrik Rubinstein

Name: Henrik Rubinstein

Title: Director

SENTEX SENSING TECHNOLOGIES, INC.

By: /s/ Robert Kendall
Name: Robert Kendall

Title: CEO

Additional personal agreements made pursuant to 7.2. and 8.2:

1.
Henrik Rubinstein being the sole and controlling shareholder of SecITV and as a member of the Board of Directors of the Company shall take all action necessary for the Board of Directors and/or the Shareholders of SecITV to approve the Agreement as may be required by applicable law.

/s/ Henrik Rubinstein Henrik Rubinstein

2.
Robert Kendall being the majority shareholder of Sentex and as a member of the Board of Directors of Sentex shall take all action necessary for the Board of Directors and/or the Shareholders of Sentex to approve the Agreement as may be required by applicable law.

/s/ Robert Kendall Robert Kendall

EXHIBIT A TO
EXCLUSIVE DISTRIBUTION AGREEMENT

SHARE ISSUANCE AND CORPORATE
GOVERNANCE AGREEMENT

This Share Issuance and Corporate Governance Agreement (this "SICG Agreement") dated as of June 15, 2006, on the one hand by and between Sentex SENSing Technologies, Inc., a New Jersey corporation ("Sentex"), and 1st Management Finance, Inc. Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands (“1stMF”) under its authority as principal owner of Security IT Vision, Inc., an Oregon corporation (SecITV”) mbers, P.O. Box 71, Road Town, Tortola, British Virgin Islands (“1stMF”); and, in part, is also by and between Henrik Rubinstein ("HR") and Robert Kendall ("RK"). This SICG Agreement is referred to as Exhibit A in Section 1.2 of the Exclusive Distribution Agreement ("Distribution Agreement"), and is made a part thereof and incorporated therein by reference as if fully rewritten therein. "SecITV" and "Sentex" are at times referred to jointly herein as the "Corporate Parties" and singularly as a "Corporate Party." Similarly, HR and RK are at times referred to herein jointly as the "Parties" and singularly as a "Party."

W I T N E S S E T H :

WHEREAS, Sentex and SecITV, are parties to the Distribution Agreement, pursuant to which, among other things, SecITV is providing to Sentex the exclusive distribution rights to the Technology, pursuant to which, among other things, Sentex will distribute and sell Products incorporating the Technology;

WHEREAS, it is a condition precedent to the Distribution Agreement that SecITV and Sentex enter into this SICG Agreement; and

WHEREAS, Sentex desires to issue to 1stMF and other accredited investors ("Other Transferees") a total of 69,082,924 shares (the "Shares") of the common stock, no par value, of Sentex (the "Common Stock"), and 1stMF, as well as the other transferees, agree to accept the Shares from Sentex in consideration of the grant of the Distribution Agreement, as well as other work and effort that has been done with respect to the overall transaction to which this SICG Agreement is only a part;

WHEREAS, all capitalized terms referred to herein shall have the same meaning as when used in the Distribution Agreement, except when the context reasonably read indicates otherwise;

WHEREAS, this document is referred to as Exhibit A in the Distribution Agreement and, as stated therein and herein, is incorporated in the Distribution Agreement by reference as if fully rewritten therein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Corporate Parties as well as HR and RK, all of whom, as their "names" appear vis-à-vis each other, agree as follows:

PART I

1. ISSUANCE OF THE SHARES. In consideration of SecITV's execution and delivery of the Distribution Agreement, and the grant to Sentex of all of the rights provided to Sentex thereunder, Sentex at the Closing hereby agrees to issue the Shares to SecITV and to the Other Transferees who are named in Schedule 1 hereto, and who will receive that number of shares set opposite to the name of each.

2. CLOSING. The closing of this SICG Agreement (the "Closing") shall take place at the same place, date, and time as the closing of the Distribution Agreement.

3. REPRESENTATIONS AND WARRANTIES OF SENTEX. Sentex hereby represents and warrants to SecITV and the Other Transferees, as of the date hereof and as of the Closing, as follows:

a) Sentex has the corporate power and authority to execute and deliver this SICG Agreement and to consummate the transactions contemplated hereby. This SICG Agreement and the issuance of the Shares contemplated hereby have been duly authorized by all necessary corporate action on the part of Sentex. This SICG Agreement constitutes the valid and legally binding obligation of Sentex, enforceable against Sentex in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

b) The Shares are duly and validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances, security interests, restrictions, options or other restrictions other than those imposed upon the Shares pursuant to applicable federal and state Shares laws.

c) Sentex was incorporated under the laws of the State of New Jersey, and, to our knowledge, is in good standing under the laws of the jurisdiction in which it was formed.

d) The authorized capital of Sentex consists of 200,000,000 shares of Common Stock authorized with 103,764,911 shares of Common Stock issued and outstanding at the present time.

e) The Shares are to be issued pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended (the "Act").

4.REPRESENTATIONS AND WARRANTIES OF SECITV. SecITV hereby represents and warrants to Sentex as of the Closing as follows:

a) SecITV has the requisite power, capacity and authority to execute and deliver this SICG Agreement and to consummate the transactions contemplated hereby. All action on the part of SecITV necessary for the authorization, execution, delivery and performance of this SICG Agreement has been taken.

b) This SICG Agreement constitutes the valid and binding obligation of SecITV, enforceable against SecITV in accordance with its terms, except as may be limited by principles of equity or by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

c) 1stMF is acquiring the shares of Sentex to be received by it, for investment, for its own account, and not with a view to the distribution of the Sentex Shares. In such connection, 1stMF and each of the Other Transferees, further represent and warrant that it understands that Sentex is issuing the Sentex Shares that it is designated to receive, to it in reliance upon an exemption from the registration requirements pursuant to Section 5 of the Shares Act (as hereinafter defined) and the rules and regulations thereunder. 1stMF and each of the Other Transferees agree that the Sentex Shares (other than those shares to be registered pursuant to this paragraph following such registration) may not be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of by it unless Sentex shall have been supplied with evidence reasonably satisfactory to it and its counsel that such transfer is not in violation of the Shares Act. Furthermore, 1stMF and each of the Other Transferees understand that the certificates for the Sentex Shares shall bear an appropriate restrictive legend to reflect the foregoing restrictions and that stop transfer instructions will be placed against the Sentex Shares with respect thereto. 1stMF and each of the Other Transferees consent to the placing of such legend on the certificates for the Sentex Shares, as follows:

OWNERSHIP, ENCUMBRANCE, PLEDGE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, AND ANY SHARES ISSUED IN LIEU THEREOF, ARE SUBJECT TO RESTRICTIONS CONTAINED IN A LICENSE AND RIGHTS AGREEMENT, A COPY OF WHICH HAS BEEN FILED AS AN EXHIBIT TO FORM 8-K.

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE LAWS") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT AND STATE LAWS; OR (ii) A TRANSACTION PERMITTED BY RULE 144 OR 145 UNDER THE ACT AND EQUIVALENT STATE LAWS FOR WHICH THE ISSUER HAS RECEIVED EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE PROVISIONS OF SUCH APPLICABLE RULE; OR (iii) AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH SHARES ARE EXEMPT FROM THE REGISTRATION PROVISIONS OF THE ACT AND STATE LAWS; OR (iv) A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION AND THE APPLICABLE STATE DIVISIONS OF SECURITIES THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR STATE LAWS.

5. CONDITIONS TO CLOSING THIS SICG AGREEMENT.

It is understood and agreed that SecITV has through fiscal year ending 2005 a financial statement showing a $-0- U.S.. SENS has no additional obligations other than those reflected in 10Q end of May 2006. The value of the corporation was essentially $-0- U.S.. The market capitalization was based on speculative values, the corporation is a startup company called Sentex SENSing Technologies, Inc., because of lack of products and assets for sale. Therefore we state and warrant:

a) SENS have filed correct reports up to this date to the SEC. No legal proceedings are active or issued against or for SENS or stated as unresolved and ongoing.

b) Regency as it may pertain to RK/CPS and SENS, will handle its billings, loans, credits to SENS as a venture capital funding.

c) Parties do not have any other obligations other than what has been stated or presented during the due diligence process.

6. REGISTRATION RIGHTS.

a) DEMAND RIGHT. For a period of one (1) year commencing no later than ninety (90) days after the Closing, 1stMF shall have the right to make one demand for Sentex to file a registration statement under the Shares Act of 1933 (the "Shares Act") on Form SB-2 (or such other form as is available to Sentex) (a "Registration Statement"), as amended covering the resale of no more than 100,000,000 (the "Registrable Shares") of the Shares in the open market and shall maintain such Registration Statement as effective for a continuous period lasting until the earlier of (i) twelve (12) months from the date of effectiveness of such registration or (ii) such time as all the Registrable Shares desired to be registered by 1stMF have been sold (the "Effectiveness Period").

b) PIGGYBACK RIGHTS. In addition to the foregoing, if at any time during the Effectiveness Period there is not one or more Registration Statements covering the resale of all Shares, and Sentex shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Shares Act of any of its equity Shares, other than on Form S-4 or Form S-8 (each as promulgated under the Shares Act) or their then equivalents relating to equity Shares to be issued solely in connection with any acquisition of any entity or business or equity Shares issuable in connection with stock option or other employee benefit plans, then Sentex shall send to SecITV written notice of such determination at least 40 calendar days prior to the filing of such registration statement and if, within 15 calendar days after receipt of such notice SecITV shall so request in writing, Sentex shall include in such registration statement the Closing Shares requested by SecITV to be so included (which could include shares of Other Transferees which shall receive like notice and time limitation), subject to the sole and absolute discretion of Sentex and that of its lead underwriter, if the offering is to be underwritten.

PART II

7. This portion of this SICG Agreement relates to agreements made by and between RK, HR, and Balmoral Financial Services Company/Viewpoint Technology, Inc., each sited in Dublin, Ohio (collectively, "Balmoral").

a) Balmoral is committed, under a best-efforts basis, to raise $600,000 for start-up funding that Sentex will require in order to initiate operations. It is contemplated and agreed that RK will sell (cause to be sold) a total of 10,000,000 of his Shares of Common Stock (48,019,814 Shares), if same can be released from the bank to which they currently are pledged. If said Shares are released, it is contemplated by the Corporate Parties that the initially-required aforesaid sum of $60,000.00 will be obtained by a sale of RK's Shares. The funds so raised will be placed in Sentex's account as initial working capital. In consideration of RK agreeing to and permitting 10,000,000 of his Shares of Common Stock, of which it is contemplated 1,000,000 Shares of Common Stock will be sold pursuant to Rule 144 of the Act, with the remaining 9,000,000 Shares to be sold either in a private transaction or through the means of an effective registration statement filed with the Securities and Exchange Commission. All of such Shares, if and when sold, will be sold to and for the benefit of Sentex, because RK will contribute the funds received by the sale of all of such Shares to Sentex for additional working capital. Sentex will provide RK with an agreement akin to a promissory note (referred to herein as the "Note") which will clearly set forth that Sentex owes 10,000,000 Shares of its unissued or treasury stock (the "Replacement Shares") to RK as and for the replacement for RK's 10,000,000 Shares sold. The form of such Note is attached hereto as Exhibit A and made a part hereof by reference. It is contemplated that the Note will have a date certain when the 10,000,000 Shares will be replaced to RK by Sentex. This 10,000,000 share replacement to RK by Sentex will not be affected by the trading price of the Shares at the time that Sentex issues Replacement Shares to RK in accordance herewith. RK understands that by taking new Shares from Sentex, his holding period with respect to the newly-issued 10,000,000 Shares will start anew, which has implications for sales under Rule 144. His contribution to capital should increase the basis of the Shares of Sentex which he owns.

b) Balmoral will raise, on a best-efforts basis, funding for the contemplated transaction in the following manner:

i)	As additional start-up funding, they are to raise $600,000.00 U.S.

ii)
As project funding, they are organizing the raising of approximately $30,000,000.00 U.S. by means of a registration statement to be filed under the Act. This could be through a brokered or non-brokered transaction. Balmoral is not a broker dealer.

iii)	Provide for PIPE or other financing to be initiated and organized by Balmoral, which will most likely require a registration statement. This should be done as soon as practical.

c) If the PIPE financing requires a registration statement with the Securities and Exchange Commission, then it is possible that one registration statement can be filed for both financings.

d) When available by applicable law, Balmoral and Viewpoint, pursuant to Rule 506, are to receive a total of 27,000,000 Rule 144 Shares, to be split 15,000,000 Shares to Balmoral and 12,000,000 Shares to Viewpoint for services rendered by each through January 20, 2006. Likewise, SecITV is to receive an aggregate of 69,082,924 Rule 144 Shares to be issued in consideration for its transferring the distribution rights, as set forth in the Exclusive Distribution Agreement, to Sentex, of which this document is Exhibit A.

e) The Shares to be transferred pursuant to this Agreement to: (1) SecITV or 1st Management Finance, Inc. ("1stIMF") as referred to herein; (2) Balmoral Financial Services Company and Viewpoint Technology, Inc. shall be placed in escrow in accordance with the terms of the Escrow Agreement, the form of which is Exhibit I to this Agreement.

f) Notwithstanding the provisions of Subsection (d) above, it is agreed that the Transfer Agent will issue shares either to SecITV or to 1st MANAGEMENT FINANCE, INC. ("1stIMF") (the parent of SecITV) in accordance with written instructions issued by HR to each of Sentex and the Transfer Agent prior to the date on which all shares are to be transferred to SecITV, 1stIMF, and Balmoral Financial Services Company/Viewpoint Technology, Inc. as same are to be transferred in accordance with this Agreement.

g) As aforesaid, a total of 47,719,814 Shares of RK's Common Stock have been pledged to his bank. Notwithstanding, it is agreed by RK and HR that, subject to the exception noted below, within 180 days of the Closing of this Agreement, RK will be paid $.05 U.S. per Share for 40,000,000 of the Shares he owns, for a total of $2,000,000. This sale shall be accomplished by one of three methods as follows: (i) HR will either purchase said Shares for his own account; (ii) HR will arrange for private investors to purchase said Shares in a private offering; or (iii) HR will cause said funds to be raised through a public offering to be made under the auspices of the Securities and Exchange Commission. It is understood by the Parties that HR's agreement as aforesaid in this subsection 7(e) is a firm commitment on his part and, along with the return of the 10,000,000 Replacement Shares to him as is set forth herein and expanded in the Note, is a major inducement for RK entering into this Agreement as well as the Exclusive Distribution Agreement.

Notwithstanding and superseding the foregoing, if RK, in his sole and absolute discretion, determines in case CPS/RK will retain the 40,000,000 shares based on value of USD 0.05 as a principal funding amount in US$ on closing of the transaction with SecITV, as a mezzanine financing, SecITV will pay back after 24 months the USD $0.08 per share as a funding value, no matter of the today valuation of the share prices (that means the difference on US$ 0.03 will be handled as interest amount) to CPS/RK.

h) Notwithstanding any other provision hereof, it is contemplated that RK will retain approximately 8,000,000 shares of Sentex on an ongoing basis.

i) All Parties agree that Balmoral is acting for both principals. Balmoral will use its best efforts to organize, subsequent to the Closing, PIPE equity or another equity line conditioned upon Closing after all conditions to Closing are met and this SICG Agreement is closed. It is contemplated that this financing will raise at least $30,000,000.00 U.S. and will require other legal filings, including a registration statement. Sentex agrees to keep its filings up to date in accordance with the rules and regulations of the Securities and Exchange Commission, and it also agrees that its new board of directors will pass appropriate resolutions that state that the $30,000,000 U.S. (not of expenses) of funds, if and when received through the contemplated registration statement, will be used by Sentex as additional working capital, in order to permit Sentex to continue to work on its project. Promptly after the Closing of this SICG Agreement, but subject to legal review and advice, Sentex shall enter into a commitment for PIPE or other financing on terms satisfactory to Sentex, which will be discussed. Both Sentex and SecITV agree that they will pay their own legal, accounting, and other out-of-pocket expenses incurred in connection with the preparation of the Exclusive Distribution Agreement, as well as this SICG Agreement.

j) At and after the Closing, Sentex agrees to take all necessary action to remain on the so-called NASD electronic bulletin board for a period of at least 90 days or a longer period if same is required to allow Sentex shares to be traded in a market other than the electronic bulletin board.

8.  EMPLOYMENT AGREEMENT. The parties agree that as soon as practical post closing each will enter into an employment agreement which will provide that neither party can be terminated by Sentex other than for good cause. "Cause" shall mean the following: the party is convicted of any felony or any misdemeanor involving fraud or dishonesty; or the party fails or refuses to perform, in any material respect, the written policies or directives of the President or the Board or takes or omits to take any actions which individually or in the aggregate constitute a material breach of this SICG Agreement, and in either case such failure continues for five (5) days following his receipt of written notice of such failure from Sentex.

9. OFFICERS AND DIRECTORS. It is contemplated that after the Closing of this SICG Agreement, that the directors of Sentex shall be HR and RK.

a) HR will also be the president of Sentex and one of the two signatories required for issuance of all checks and other negotiable instruments to be issued by Sentex.

b) RK will also be chairman of the board of directors, treasurer, and, subject to the following, will also be a required signatory for issuance of all checks and other negotiable instruments to be issued by Sentex.

c) Notwithstanding the foregoing Parts a and b, after CPS/RK have sold their aggregate 40,000,000 shares discussed above, then HR will be a single signatory on all checks and other negotiable instruments issued by Sentex and will become its CEO.

d) After the occurrence described in clause c, and, in any event, no later than the end of second fiscal business year of new Sentex. RK will officially retire from business. However, if he is available he shall become a consultant to Sentex with details to fairly be worked out in good faith to the mutual benefit of the parties.

e) As part of this transaction and at a time to be chosen by RK in his sole and absolute discretion, it is contemplated that RK will contribute $4,000,000.00 U.S. of the total $7,500,000.00 U.S. debt owed to RK by Sentex (the "Sentex Debt"), which debt, in turn, will be sold to investors arranged by SecITV. The funds obtained from the sale of the referenced portion of the Sentex Debt will be infused into Sentex as working capital.

10. DEBT TRANSFER. To further expedite the transaction, RK will contribute $4,000,000.00 U.S. of the Sentex Debt owed to him, which it is contemplated will be sold to investors to be arranged by SecITV. The funds obtained from this sold Debt will be contributed to and used by Sentex as additional working capital. The balance of the Debt (i.e., $3,100,000.00 U.S. plus accrued interest) will be retained by RK until the 40,000,000 Shares have been sold. Thereafter, the remaining Debt will be split equally among the three principals (i.e., RK, HR, and Balmoral), over a three (3) year period, to be distributed monthly, after results are published. These investor funds, when obtained, will be used by Sentex to advance the projects approved by the board of directors. The transferable debt instruments evidencing all indebtedness of Sentex will be free and clear of all liens, encumbrances, and restrictions other than those imposed by state and federal securities law, together with such stock powers and other arrangements as may be necessary to transfer title.

PART III

11. RISK FACTORS. The following risk factors identify important factors that could cause Sentex's post-closing actual result. These risk factors make the offering speculative or risky. The risk factors listed are the material risks we believe investors should consider when deciding to invest in our business:

a) We have not yet commenced significant operations and may continue to incur substantial losses, and our future profitability is uncertain. Significant operations may have not yet commenced. As of May 31, 2006, Sentex had $5,246 in earned revenue, and our accumulated deficit was approximately $-10,560,400. We have not yet generated significant revenues from any products and may incur substantial and increased losses in the future. The timing of the manufacture, delivery, sale, and installation of our Technology depends heavily on the time and resources available from our customers and delays caused thereby may impact the timing of our receipt of revenue. We cannot give any assurance that we will ever achieve significant revenues from product sales or become profitable. We require, and will continue to require, the commitment of substantial financial and personnel resources to develop, market and sell our products. The cost of obtaining outside financing to initiate operations is very uncertain and costly. We cannot give any assurance that our product development, marketing and selling efforts will be successfully completed or be profitable. In this regard, Sentex will transmit herewith to you our most recent Form 10-KSB (dated April 18, 2006), Form 10-QSB (dated April 21, 2006), Form 8-K (dated November 29, 2005), and press release (dated May 4, 2006), as well as other information required to be transmitted to each Transferee, and by executing this SICG Agreement, each Transferee acknowledges receipt of same.

b) Sentex will require additional financing which may not be available. The development, marketing and sales of our products will require the commitment of substantial resources to bring our products to market. As of May 31, 2006, we had approximately $-0- in cash and cash equivalents and short-term investments (including $-0- in restricted cash). These funds will not be sufficient to meet our operating cash requirements including any debt service for the near term. Therefore, we will need to raise additional funds through additional equity or debt financing or from other sources in order to successfully develop, market and sell our products. Additional debt financing could be very costly, and additional equity financing may substantially dilute existing shareholders. Moreover there can be no assurances that we will be able to raise adequate funds, and this may have a material adverse effect on our ability to develop, market and sell our products and to continue operations.

c) Our quarterly operating results to dated have been negative and may fluctuate, which may negatively affect our ability to obtain financing in the future. Based on the business and industry we hope to enter, we may experience significant fluctuations in our future quarterly operating results due to a variety of factors, many of which are outside our control. Factors that may adversely affect our quarterly operating results include:

i)	our ability to attract new customers at a steady rate and maintain customer satisfaction,

ii)	the ability to manage a long and unpredictable sales cycle,

iii)	the demand for the products and services we intend to market,

iv)	the amount and timing of capital expenditures and other costs relating to the expansion of our operations,

v)	the introduction of new or enhanced services by us or our competitors, and

vi)	economic conditions specific to the Products we distribute or a portion of the technology market that negatively affects us.

d) Operating in a highly competitive industry, we depend upon the ability of our business to remain competitive. The recognition system industry is highly competitive, and has few barriers to entry. There are numerous competitors who may offer the same or similar services and products of the type we offer. We can provide no assurance that additional competitors will not enter markets that we intend to serve, particularly since the identity fraud detection and prevention industry is one that is burgeoning and critical to current needs in the financial industry, as well as all other industries that require individual identification for security purposes, as influenced by regulatory agencies and present-day commerce.

We believe that our ability to compete depends on many factors each within and beyond our control, including the following:

i)	the timing and market acceptance of our business model,

ii)	our competitors' ability to gain market control,

iii)	the success of our marketing efforts,

iv)	using current relations to extend all business sales and marketing,

v)	consumer dissatisfaction with, or problems caused by, the performance of our products and solutions, and

vi)	changes in government regulation may negatively impact our business.

e) At present, Sentex is a penny stock company with no operating business, and is traded on the over-the-counter Bulletin Board under NASDAQ. Our size, strategic planning, financing, and technical expense depends upon obtaining appropriate financing as is set forth herein, as well as retaining key employees to initiate and continue operations. Our future performance will depend significantly on the service and performance of our directors and president, HR, and on RK, the chairman of our board of directors. We do not have employment agreements with either of the foregoing. The loss of services of either of these individuals could seriously impair our ability to operate our business, compete in our industry, and improve our products and services.

f) Sentex must continue to attract, train, motivate and retain personnel with technical expertise and with experience in the industry in which we expect to do business. Given the highly competitive nature of our industry, in order to be successful we must attract, train, motivate and retain highly qualified personnel skilled in technology relating to our Technology and products, particularly in the areas of sales and marketing. Because the competition for qualified employees is intense, hiring, training, motivating, retaining and managing employees with the strategic and technical skills we need is both time-consuming and expensive. If we fail to attract, train and retain key personnel, we may experience delays in marketing and commercialization of our products and services.

g) Because our products rely on technology that we use on an exclusive, worldwide basis, our business will suffer if our supplier, which is our affiliate, fails to protect its intellectual property rights to that technology against infringement by competitors. To protect the intellectual property rights we use, we rely on SecITV to use a combination of copyright and trade secret laws and restrictions on disclosure. Despite our efforts to protect the proprietary rights we use, unauthorized parties may copy or otherwise obtain and use the Technology and solutions we may use. Monitoring unauthorized use of the Technology is difficult, and the steps we have taken may not prevent unauthorized use of our Technology, particularly in foreign countries where the laws may not protect proprietary results as fully as in the United States. If we fail to protect the intellectual property we are permitted to use, other companies may use such intellectual property to offer competitive products at lower prices. If we fail to compete effectively against these companies, we could lose customers and experience a decline in sales of our solutions and revenues.

h) Efforts to protect the intellectual property against potential infringement by others as well as defending the intellectual property from potential infringement claims by others may cause us to become involved in costly and lengthy litigation. Although neither Sentex nor SecITV are currently involved in any intellectual property litigation, we or it may become party to litigation in the future either to protect such intellectual property or as a result of an alleged infringement by us of the intellectual property of others. These claims and any resulting litigation could subject us to significant liability or invalidate our rights to use the Technology in our Products. Litigation, regardless of the merits of the claim or outcome, could consume a great deal of our time and money and would divert management time and attention away from our core business. Any potential intellectual property litigation could force us to do one or more of the following:

i)	stop using the challenged intellectual property or selling our products or services that incorporate it;

ii)	obtain a license to use the challenged intellectual property or to sell products or services that incorporate it, which could be costly or unavailable;

iii)
redesign those products or services that are based on or incorporate the challenged intellectual property, which could be costly and time consuming or could adversely affect the functionality and market acceptance of our products.

If we must take any of the foregoing actions, we may be unable to distribute our Products, which would substantially reduce our revenues.

i) We must develop, produce and establish new products and services that keep up with rapid technological change, all of which may require tremendous and adaptable intellectual capital and rapid, large-scale investment that may not be readily available. The market for the Products employing the Technology is characterized by rapid technological changes, frequent software changes, frequent new products and service introductions and evolving industry standards. The introduction of services embodying new processes and technologies and the emergence of new industry standards can rapidly render existing services and Products obsolete and unmarketable. Our success in adjusting to rapid technological change will depend on our ability to:

i)	develop and introduce new products and services some of which may be very expensive or untried that keep pace with technological developments and emerging industry standards;

ii)	address the increasingly sophisticated and varied needs of customers;

iii)	retain and train highly-technical personnel; and

iv)	possibly at a future date acquire companies with new technology or employ additional personnel with specific intellectual property experience which we may require.

Due to inadequate technical expertise, insufficient finances or other reasons, we may be unable to accomplish these tasks. Such failure would have a material adverse effect on our operating results and financial condition and cause the enterprise to fail and cause investors to incur a substantial or a complete loss.

j) We may continue to incur increased costs resulting from additional federal, state and marketplace regulation that may, at the time of the implementation, be a significant percentage in relation to our revenue. As a public company, we will continue to incur significant legal, accounting and other expenses. We also anticipate that we will incur costs associated with corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as well as new rules implemented by the Securities and Exchange Commission and NASDAQ including but not limited to the enforcement of Section 404 of the Sarbanes-Oxley Act and the implementation of more stringent controls and procedures over Sentex's operations in order to remain in compliance therewith. We may not have the funds to pay for all the expertise required by the Sarbanes-Oxley Act, in which case there could be a significant potential for civil and criminal liability. We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities such as quarterly year-end closing of books more time-consuming and costly. At this time, we do not carry director and officer liability insurance. However, if we determine to obtain such insurance, weexpect that said rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers.

The resale of Shares issued pursuant to this SICG Agreement, if not properly registered under a registration statement filed with the Securities and Exchange Commission, which is time-consuming and costly, will require compliance with Rule 144, which contains a number of conditions, one of which is that the shares issued under Rule 144 must be held for at least three (3) years. Other technical SEC provisions also must be complied with.

12. PENNY STOCK RULES. Our common Shares are subject to the SEC's penny stock rules, broker-dealers may experience difficulty in completing customer transactions and trading activity in our securities may be adversely affected. Presently, we have net tangible assets of less than $5,000,000 (i.e., $-0-), and our shares have a market price per share of less than $5.00 (i.e., approximately $.035 U.S.), transactions in our shares are subject to the "penny stock" rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

a) make a special written suitability determination for the purchaser;

b) receive the purchaser's written agreement to a transaction prior to sale;

c) provide the purchaser with risk disclosure documents that identify certain risks associated with investing in "penny stocks" and that describe the market for these "penny stocks," as well as a purchaser's legal remedies; and

d) Obtain a signed and dated acknowledgement from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a "penny stock" can be completed.

Because our shares are subject to these rules, broker-dealers will find it more difficult to effect customer transactions than is the case of shares not subject to these restrictions, and trading activity in our shares may, depending on the type of sale contemplated, be materially adversely affected. As a result, the market price of our shares may be depressed, and you may find it more difficult to sell our securities.

13. GENERAL PROVISIONS. The General Provisions set forth in Section 17 of the Distribution Agreement shall, as is applicable, be incorporated in this SICG Agreement by reference as if fully rewritten herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this SICG Agreement as of the day and year first above written.

SENTEX SENSING TECHNOLOGIES, INC. ("Sentex")

By: /s/ Robert Kendall
Name: Robert Kendall

Title: Chairman and President and Treasurer

1st MANAGEMENT FINANCE, INC. (“1stMF”)
ACTING FOR
SECURITY IT VISION, INC. ("SecITV")

By: /s/ Henrik Rubinstein
Name: Henrik Rubinstein

Title:Director

/s/ Robert Kendall
Robert Kendall, an individual

/s/ Henrik Rubinstein
Henrik Rubinstein, an individual

Balmoral/Viewpoint, for One Dollar ($1.00) and other valuable consideration paid to it by each of the corporate and individual Parties hereto, the receipt and sufficiency of which it acknowledges, hereby agrees to be bound by all of its obligations and duties referred to in this SICG Agreement.

BALMORAL FINANCIAL SERVICES COMPANY/VIEWPOINT TECHNOLOGY, INC.

By: /s/ Rodney Kincaid
Name: Rodney Kincaid
Title: Director

Schedule 1 to Share Issuance and Corporate Governance Agreement

[Other Transferees]

Exhibit A
to Share Issuance and Corporate Governance Agreement

[form of Note]

EXHIBIT C - THREE PAGES

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
NOVEMBER 30, 2005 AND MAY 31, 2006

	November 30,	May 31,
	2005	2006
	(Audited)	(Unaudited)
ASSETS

CURRENT ASSETS
Cash	$68	$-

TOTAL CURRENT ASSETS	68	-

OTHER ASSETS
Investment in JJJ-RT, LLC	-	-

TOTAL ASSETS	$68	$-

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable:
Related party	$7,090,712	$7,417,949
Trade and other accounts payable ($441,671 and
$441,671 to related parties)	555,147	508,045
Accrued liabilities	14,123	14,123
Consulting contracts payable	21,249	21,249
Convertible subordinated notes payable	12,423	12,423

TOTAL CURRENT LIABILITIES	7,693,654	7,973,789

STOCKHOLERS' EQUITY
Common stock, no par value
Authorized - 200,000,000 shares
Issued - 109,460,911 shares
Outstanding - 101,764,911 shares	2,867,579	2,867,579
Accumulated deficit	(10,291,697)	(10,571,900)
Treasury shares at cost, 7,696,000 shares	(269,468)	(269,468)

TOTAL STOCKHOLDERS' EQUITY	(7,693,586)	(7,973,789)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$68	$-

See Notes to Consolidated Financial Statements

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS
ENDED MAY 31, 2005 AND MAY 31, 2006 (UNAUDITED)

	Three Months Ended		Six Months Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2006	2005	2006

REVENUES
Interest and other income	154,317	-	158,481	5,246
Total Revenues	154,317	-	158,481	5,246

COST OF GOODS SOLD	-	-	-	-

GROSS PROFIT	154,317	-	158,481	5,246

OPERATING EXPENSES
Administration	63,592	26,796	125,422	53,573

Total expenses	63,592	26,796	125,422	53,573

PROFIT(LOSS) FROM OPERATIONS	90,725	(26,796)	33,059	(48,327)

OTHER EXPENSE
Interest Expense	90,364	121,124	169,198	231,876

PROFIT(LOSS) FROM CONTINUING OPERATIONS	361	(147,920)	(136,139)	(280,203)

LOSS FROM DISCONTINUED OPERATIONS	(161,172)	-	(107,934)	-

NET LOSS	(160,811)	(147,920)	(244,073)	(280,203)

NET LOSS PER SHARE (BASIC AND
DILUTED)	$(0.00)	$(0.00)	$(0.00)	$(0.00)

WEIGHTED NUMBER OF SHARES OUTSTANDING	101,764,911	103,764,911	101,764,911	103,764,911

See Notes to Consolidated Financial Statements

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOW FOR THE SIX MONTHS
ENDED MAY 31, 2005 AND MAY 31, 2006 (UNAUDITED)

	Six Months Ended
	May 31,	May 31,
	2005	2006

OPERATING ACTIVITIES:
Net loss	$(244,073)	$(280,203)
Adjustment to reconcile net loss to net
cash used by operating activities:	(26,178)	-
Depreciation and amortization	-	-
Noncash interest expense	169,198	231,876
Accounts receivable	(74,253)	-
Inventories	(29,535)	-
Accounts payable	414,975	(47,101)
Accrued liabilities	(310,741)	-

Total Adjustments	143,466	184,775

Net cash used by operating activities	(100,607)	(95,428)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds on notes and accounts payable - related party	97,887	95,360
Payments on note payable - related party	-	-

Net cash provided by financing activities	97,887	95,360

NET INCREASE (DECREASE) IN CASH	(2,720)	(68)

CASH - BEGINNING OF PERIOD	12,872	68

CASH - END OF PERIOD	$10,152	$-

Supplemental disclosure of cash flow information:
Cash paid during the quarter for:
Interest	$-	$-

See Notes to Consolidated Financial Statements

EXHIBIT D - 18 PAGES

SENTEX SENSING TECHNOLOGY, INC.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL REPORT

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

CONTENTS

Page

AUDITORS' REPORT ON THE FINANCIAL STATEMENTS	F-3

FINANCIAL STATEMENTS
Consolidated balance sheet	F-4
Consolidated statements of operations	F-5
Consolidated statements of stockholders' equity (deficit)	F-6
Consolidated statements of cash flows	F-7
Notes to consolidated financial statements	F-8 - F-18

Independent Auditors' Report

To the Board of Directors and Stockholders
Sentex Sensing Technology, Inc.
Cleveland, Ohio

We have audited the accompanying consolidated balance sheet of Sentex Sensing Technology, Inc. and subsidiaries as of November 30, 2005, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended November 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sentex Sensing Technology, Inc. and subsidiaries as of November 30, 2005, and the consolidated results of their operations and their cash flows for each of the two years in the period ended November 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2A to the financial statements, the Company has in the past and continues to sustain substantial net and operating losses. In addition, the Company has used substantial amounts of working capital in its operations which has reduced the Company's liquidity to a very low level. At November 30, 2005, current liabilities exceed current assets by $7,693,586. This and other matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Hausser + Taylor LLC

Cleveland, Ohio
April 18, 2006

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

November 30, 2005

ASSETS

CURRENT ASSETS
Cash	$68
Total current assets		$68

OTHER ASSETS
Investment in JJJ-RT, LLC	-	-

		$68

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes payable:
Related party	$7,090,712
Trade and other accounts payable ($441,671 to
related parties)	555,147
Accrued liabilities	14,123
Consulting contracts payable	21,249
Convertible subordinated notes payable	12,423
Total current liabilities		$7,693,654

COMMITMENTS AND CONTINGENCIES		-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value
Authorized - 200,000,000 shares
Issued - 111,460,911 shares
Outstanding - 103,764,911 shares	$2,867,579
Retained earnings (deficit)	(10,291,697)
Treasury shares at cost, 7,696,000 shares	(269,468)
Total stockholders' equity (deficit)		(7,693,586)

		$68

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended November 30, 2005 and 2004

	2005	2004
REVENUES
Sales	$-	$-
Other income	159,175	33,596
Total revenues	159,175	33,596

COST AND EXPENSES
Cost of sales	-	-
Selling, general and administrative	255,730	240,949
Total costs and expenses	255,730	240,949

LOSS FROM OPERATIONS	(96,555)	(207,353)

OTHER EXPENSE
Interest	369,819	219,969
Other Expense	3,665	-

LOSS FROM CONTINUING OPERATIONS	(470,039)	(427,322)

NET LOSS ON DISPOSAL OF SUBSIDIARY	(14,414)	-

INCOME(LOSS) FROM DISCONTINUED OPERATIONS	107,817	(353,512)

NET LOSS	$(376,636)	$(780,834)

NET LOSS PER SHARE (BASIC AND DILUTED)	$(0.00)	$(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	101,967,651	101,764,911

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

Years Ended November 30, 2005 and 2004

						Total
			Retained			Stockholders'
	Common Stock		Earnings	Treasury Stock		Equity
	Shares	Amount	(Deficit)	Shares	Amount	(Deficit)

Balance – November 30, 2003	109,460,911	$2,867,579	$(9,134,227)	7,696,000	$(269,468)	$(6,536,116)

Comprehensive loss
Net loss	-	-	(780,834)	-	-	(780,834)

Balance – November 30, 2004	109,460,911	2,867,579	(9,915,061)	7,696,000	(269,468)	(7,316,950)

Issued shares	2,000,000

Comprehensive loss
Net loss	-	-	(376,636)	-	-	(376,636)

Balance – November 30, 2005	111,460,911	$2,867,579	$(10,291,697)	7,696,000	$(269,468)	$(7,693,586)

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended November 30, 2005 and 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(376,636)	$(780,834)
Adjustments to reconcile net loss to net cash
used by operating activities:
Loss on disposal of subsidiary	14,414	-
Forgiveness of inter-company debt	(232,500)	-
Depreciation and amortization	3,134	1,082
Noncash interest expense	369,819	141,098
Changes in assets and liabilities:
Accounts receivable	5,700	127,275
Inventory	7,219	240,122
Other assets	36,042	4,800
Accounts payable	78,692	(136,166)
Accrued liabilities	(508,585)	(40,060)
Total adjustments	(226,065)	338,151
Net cash used by operating activities	(602,701)	(442,683)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of leasehold improvements	(19,003)	-
Cash transfer to Regency Technologies, Ltd.	(34,248)	-
Net cash provided by investing activities	(53,251)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds on notes and accounts payable - related party	697,999	2,910,225
Payments on notes and accounts payable - related party	(54,851)	(2,500,000)
Net cash provided by financing activities	643,148	410,225

NET DECREASE IN CASH	(12,804)	(32,458)

CASH – BEGINNING OF YEAR	12,872	45,330

CASH – END OF YEAR	$68	$12,872

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$-	$33,296

See notes to the consolidated financial statements for certain noncash investing and financing activities.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization, Background, Industry Segment and Discontinued Operations

The consolidated financial statements include the accounts of Sentex Sensing Technology, Inc. and its wholly-owned subsidiaries (the "Company"). All material intercompany accounts and transactions have been eliminated in consolidation.

On July 2, 2001, the Company acquired Regency Technologies, Ltd. from Regency Steel, LLC. In connection with the acquisition, the Company issued 1,250,000 common shares held in treasury in exchange for 100% of Regency Technologies, Ltd. The Company's only significant operations in the years ended November 30, 2005 and 2004 consisted of Regency Technologies, Ltd.'s operations. The Company specializes in the buying, selling, and trading of information technology equipment (primarily computer equipment). The primary focus of the Company's business revolves around acquiring unneeded, older computer equipment and reselling that equipment to certain consumers on a global basis. The Company's business is confined to one industry segment and two geographical reporting segments. The Company's assets are all located within the United States.

Effective November 20, 2005 the Company transferred substantially all of the net assets of Regency Technologies Ltd. to two of the Regency management team members and others. (See Note 13.). The Company had been unsuccessful in its quest to raise growth capital that was necessary for further growth of Regency Technologies Ltd.

We therefore completed a smaller transaction whereby members of management and others invested their own capital under a purchase agreement with JJJ-RT, LLC which resulted in their acquiring control of Regency.

The Company will ultimately retain a 20% minority interest in JJJ-RT, LLC.

This business has been accounted for as a discontinued operation in the consolidated statements of operations for all periods presented.

Financial information relating to the discontinued operations of Regency Technologies Ltd. follows:

	Years Ended November 30,
	2005	2004
REVENUES
Net Sales	$2,996,278	$3,847,228

COST AND EXPENSES
Cost of sales	1,705,855	2,931,456
Selling and general	1,376,403	1,303,052

Total costs and expenses	3,082,258	4,234,508

INCOME(LOSS) FROM OPERATIONS
OF DISCONTINUED OPERATIONS	(85,980)	(387,280)

Other income	193,797	33,768

NET INCOME(LOSS)	$107,817	$(353,512)

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Summary of Significant Accounting Policies

A. Going Concern - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has in the past and continues to sustain substantial net and operating losses. In addition, the Company has used substantial amounts of working capital in its operations which has reduced the Company's liquidity to a very low level. At November 30, 2005, current liabilities exceed current assets by $7,693,586. Additionally, at November 30, 2005, the Company has no operations. These and other matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Company's ability to continue in existence is primarily dependent upon its planned ability to arrange adequate financing and to attain profitable operating activities to sustain required cash flows.

B. Receivable and Credit Policies - Through November 20, 2005 accounts receivable were uncollateralized customer obligations due with various trade terms from the invoice date and were stated at the amount billed to the customer. Payments of accounts receivable were applied to the specific invoices identified on the customer's remittance advice. The carrying amount of accounts receivable was reported net of the allowance for doubtful accounts reserve, which reflects management's best estimate of the amount that would not be collected. Management individually reviewed all accounts receivable balances and any customer account balances with invoices dated over 120 days past due were considered delinquent. These delinquent invoice amounts plus any other invoices deemed not to be collected were reserved for in the allowance for doubtful accounts reserve. Specific accounts were charged directly to the reserve when management obtained evidence of a customer's insolvency or otherwise determined that the account was uncollectible.

C. Revenue Recognition - Through November 20, 2005 the Company records revenue as customers were billed for consulting services.

D.  Concentration of Credit and Risk Factors - Financial instruments which potentially subject the Company to concentrations of credit risk include cash and equivalents and accounts and notes receivable. The Company places its cash and cash equivalents with high credit quality financial institutions. The amount on deposit in any one institution that exceeds federally insured limits is subject to credit risk. Also see Notes 2.B., 2.G., and 13.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Summary of Significant Accounting Policies (Continued)

F. Income Taxes - The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax basis of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those temporary differences that have future tax consequences using the current enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will, more likely than not, be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

G. Fair Value of Certain Financial Instruments - The fair values of cash, accounts receivable, accounts payable, and other short-term obligations approximate their carrying values because of the short maturity of these financial instruments.

H. Loss Per Share - Loss per share is calculated using the weighted average number of shares outstanding. Potentially dilutive securities are insignificant.

I. New Accounting Standards - In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 151, “Inventory Costs,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material. This standard requires that such items be recognized as current-period charges. The standard also establishes the concept of “normal capacity” and requires the allocation of fixed production overhead to inventory based on the normal capacity of the production facilities. Any unallocated overhead must be recognized as an expense in the period incurred. This standard is effective for inventory costs incurred starting January 1, 2006. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets.” This standard amended APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” to eliminate the exception from fair value measurement for nonmonetary exchanges of similar productive assets. This standard replaces this exception with a general exception from fair value measurement for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for all nonmonetary asset exchanges completed by the company starting January 1, 2006. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2.Summary of Significant Accounting Policies (Continued)

In December 2004, the FASB released a revised version of SFAS No. 123 (FASB 123R), “Accounting for Stock-Based Compensation.” This statement supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. This statement amends and clarifies the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments and to recognize this cost over the vesting period or time period during which the employee is required to provide service in exchange for the reward. This statement is effective for the Company starting January 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In June 2005, the FASB released SFAS No. 154, “Accounting Changes and Error Corrections”, a replacement of APB Opinion No. 20 and FASB Statement No. 3, to change the requirements for the accounting for and reporting of a change in accounting principle. This statement requires retrospective application to prior periods’ financial statements of changes in an accounting principle, unless it is impracticable to determine either the period specific effects or the cumulative effect. If impracticable to determine period specific effects, this statement requires the new accounting principle to be applied to balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and a corresponding entry made to opening balance of retained earnings for that period. If it is impracticable to determine the cumulative effect to prior periods, the statement requires the new accounting principle to be applied from the earliest date practicable. This statement requires that a change in depreciation, amortization and depletion methods for long-lived assets be accounted for as a change in estimate effected by a change in accounting principle. Lastly, this statement carries forward guidance from Opinion 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. This standard is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

J. Certain amounts in the financial statements for the year ended November 30, 2005 have been reclassified to conform with current year presentation.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Investment in Regency Technologies, Ltd.

Due to a change in control, the Company now accounts for its investment in JJJ-RT, LLC on the equity method. However, losses and distributions have exceeeded the Company’s investment in JJJ-RT, LLC. Accordingly, the Company has reflected such investments at zero. The Company’s share of future losses in this investment will be suspended for book purposes. Furthermore the Company’s share in future income will not be recognized until the aggregate of such income equals the aggregate of their suspended losses.

The net loss on disposal of subsidiary (Regency Technologies, Ltd.) is the result of recognizing the net investment defitie in Regency as of November 20, 2005 as income to bring the value of the investment to zero and decreasing that gain by the forgiveness of inter-company debt as stated in the Contribution and Investment Agreement. (See note 13.)

The following table sets forth certain summarized financial information of JJJ-RT, LLC, the Company’s only investment, based upon the applicable financial statements, adjusted for accounting principles generally accepted in the United States of America.

Deficit equity in Regency Technologies, Ltd.	$218,086

Inter-company debt forgiveness	(232,500)

Net loss on disposal of subsidiary	$(14,414)

BALANCE SHEET DATA	2005

Current assets	$223,085
Leasehold improvements	15,869
Other assets	990

Total Assets	239,944

Current Liabilities	458,030
Partners’ Equity	(218,086)

Total liabilities and partners’ equity	$239,944

STATEMENT OF INCOME DATA

Revenues	$2,996,278

Net income	$107,817

Note 4. Accrued Liabilities

Accrued liabilities consist of the following at November 30, 2005:

Other	14,123

$14,123

Note 5. Notes Payable - Bank and Other Borrowing Arrangements

During the years ended November 30, 2005 and 2004, the Company's principal stockholder (CPS Capital, Ltd.) and the Company's Chairman provided the Company assistance in connection with funding its working capital needs in the form of loans and security for bank loans. As of November 30, 2005, the Company had notes payable of $7,090,712 including accrued interest of approximately $1,121,000 (bearing interest at 1% over the prime rate) to its principal stockholder in connection with such unsecured loans.

Interest expense for the years ended November 30, 2005 and 2004 amounted to $369,819 and $219,969, respectively. Interest expense includes $191,456 and $141,098 for the years ended November 30, 2005 and 2004, respectively, of interest that has been added to the principal balance of the notes described in the preceding paragraph.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Convertible Subordinated Notes Payable

Convertible subordinated notes payable of $12,423 are subordinated to all present and future obligations of the Company and have a stated interest rate of 5.05% per annum. The notes can be converted at the holders' or Company's option into that number of shares by dividing the face amount of the note by $.075. The conversion terms contain standard anti-dilutive provisions to adjust the conversion price. The notes matured December 1, 2000.

Note 7. Commitments and Contingencies

The Company leases office space under a non-cancelable operating lease which expires March 1, 2006. The following is a schedule of future minimum lease payments as of November 30, 2005:

2006	11,910

Rent expense for the year ended November 30, 2005 was $48,447.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8.  Stock Incentive Plan

The Company has a long-term incentive plan ("Incentive Plan") to provide current and future directors, officers and employees incentives to stimulate their active interest in the development and financial success of the Company. The Incentive Plan provides for the granting of "incentive stock options," under Section 422 of the Internal Revenue Code of 1986, as amended, or other stock options, stock appreciation rights, restricted, or nonrestricted stock awards to purchase not more than 7,000,000 shares (which shares have been reserved by the Company) of common stock as determined by the Company's Incentive Plan Committee (the "Committee"). The option prices per share of common stock, which are the subject of incentive stock options and other stock options under the Incentive Plan, shall not be less than 100% of the fair market value of the Company's shares of common stock on the date such option is granted. The Committee shall determine when each option is to expire but no option shall be exercisable for a period of more than 10 years from the date upon which the option is granted. Generally, options granted under the Incentive Plan vest or terminate upon the employee leaving the Company and are subject to automatic acceleration of any vesting requirements given certain changes in control of the Company. No options were outstanding to purchase the Company's stock during the years ended November 30, 2005 and 2004.

Stock appreciation rights may be awarded by the Committee at the time or subsequent to the time of the granting of options. Stock appreciation rights awarded shall provide that the option holder shall have the right to receive an amount equal to 100% of the excess, if any, of the fair market value of the shares of common stock covered by the option over the option price. Such amount shall be payable, as determined by the Committee, in one or more of the following manners: (a) cash; (b) fully-paid shares of common stock having a fair market value equal to such amount; or (c) a combination of cash and shares of common stock. As of November 30, 2005, the Company has not granted any appreciation rights under the Incentive Plan.

Note 9. Profit-Sharing Plan

The Company has a profit-sharing plan and a 401(k) retirement plan for the benefit of eligible employees. Contributions under the plans are determined at the discretion of the Board of Directors and are credited to employees based upon a percentage of eligible salaries. The Company elected to suspend all contributions for the years ended November 30, 2005 and 2004.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10. Income Taxes

As referred to in Note 1, the Company utilizes SFAS 109, "Accounting for Income Taxes." A reconciliation between the Company's effective income tax rate and the statutory federal income tax rate is as follows for the years ended November 30:

	2004	2003
Expected federal income tax benefit at
the statutory rate	(34.0)%	(34.0)%

Increase in taxes resulting from:
Effect of operating loss for which no tax
carrybacks are available	(34.0)	34.0

	-%	-%

The tax effects of significant temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below for the years ended November 30:

	2005	2004
Deferred tax assets:
Net operating loss carryforward	$3,437,700	$3,235,400
Other	-	-
Total gross deferred tax assets	3,437,700	3,235,400
Less valuation allowance	3,437,700	3,235,400

Net deferred tax assets	$-	$-

The deferred tax assets do not include deferred tax assets related to purchased net operating loss carryforwards that are subject to usage limitations (see below).

The Company established a valuation allowance against tax benefits that are potentially available to the Company but have not yet been recognized. This valuation allowance relates to the amount of net operating loss carryforwards in excess of existing net taxable temporary differences and to certain deductible temporary differences that may not reverse during periods in which the Company may generate net taxable income. During the years ended November 30, 2005 and 2004, the Company recorded increases of $202,300 and $223,300, respectively, in the valuation allowance primarily as a result of the net operating loss generated during the year.

At November 30, 2005, the Company had approximately $16,376,000 of net operating loss carryforwards available to offset future federal taxable income. The federal non-limited net operating loss carryforwards expire at various dates from 2013 through 2025. Federal tax law imposes restrictions on the utilization of net operating loss carryforwards in the event of a change in ownership. The Company's net operating loss includes approximately $6,265,000 of loss carryforwards that may be subject to limitations as a result of these provisions.

Note 11. Related Party Transactions

The Company has a management agreement with an affiliate and significant stockholder, CPS Capital, Ltd., to perform management and executive services. Based on limited operations, the Company and CPS agreed to reduce the management fee until the Company expands its operations. As of November 30, 2005, the balance due for unpaid management fees was $441,671.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 12. Legal Contingencies

During October 2004, the Company was dismissed without prejudice from the matter, State of Ohio, Department of Administrative Services v. IQ Solutions, et al.; Case No. 03-CVH05-6054: Franklin County Common Pleas Court, Ohio which was previously disclosed.

Note 13. Other
On November 20, 2005, Sentex Sensing Technology, Inc. (the “Company”) entered into a Contribution and Investment Agreement (the “Investment Agreement”) with JJJ-RT, LLC (“JJJ-RT”), Regency Technologies, Inc. (“Regency”), a wholly owned subsidiary of the Company, and Regency Acquisition, LLC (“New LLC”), a wholly owned subsidiary of Regency. Under the Investment Agreement, Regency contributed all of its operating assets to New LLC and New LLC assumed all of the obligations of Regency except for amounts due Robert Kendall, Chief Executive of the Company, of about $200,000 and certain inter-company accounts payable between Regency and the Company in the amount of $47,000, and JJJ-RT has the right to invest up to $800,000 in New LLC on an as-needed basis. The members of JJJ-RT will primarily control when any such investments are made. For every $10,000 of capital JJJ-RT invests into New LLC, JJJ-RT would be entitled to 1% of the equity interest until it owned 50% of the interests of New LLC. These investments by JJJ-RT would dilute the Company’s interests in New LLC. The majority members of JJJ-RT are James Levine, the Executive Vice President of Regency, and Julius Hess, a former director and executive officer of the Company and a current officer of Regency. Mr. Levine and Mr. Hess are the sons-in-law of Mr. Kendall.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13. Other (Continued)

JJJ-RT would not be entitled to purchase any further equity interests beyond a 50% interest until the later of (a) the date the Company had another operating business or (b) January 31, 2006 (the “Event Date”), as set forth in the Investment Agreement. If the executive management determines that more than $500,000 in funds are required to be invested in New LLC prior to the Event Date, then such funds may be invested in New LLC as a loan, which principal amount of the loan may be converted into equity interests of New LLC after the Event Date at a rate of 1% of equity interest for each $10,000 of principal that is converted. Upon conversion of any such loans, all accrued interest on that portion of the converted principal will be forgiven. JJJ-RT would not have the right to purchase more than 80% of the equity interests in New LLC, whether by a direct investment in cash or upon conversion of any loans under the terms of the Investment Agreement, without further agreement from the Company.

The Investment Agreement was subject to the receipt of a fairness opinion (the “Fairness Opinion”) as to the fairness to the shareholders of the Company of the transactions described therein from a financial point of view. The Fairness Opinion was received by the Company on November 25, 2005. The Fairness Opinion was prepared by Kline & London CPAs, Inc. (“Kline & London”). Kline & London had not previously provided services or received fees from the Company or Regency. Kline & London’s fees for this engagement were not contingent upon a favorable opinion, and they have no verbal, written or implied agreement to provide future services or receive future fees from the Company or Regency.

The Company, together with the other parties to the Investment Agreement, determined that JJJ-RT should receive 1% equity in New LLC for each 10,000 invested. Such amount of compensation was not recommended by Kline & London. However, after reviewing and relying upon material relating to the financial and operating conditions of the Company and Regency, including (a) the Investment Agreement, (b) the Operating Agreement of New LLC, (c) the annual filings with the Securities and Exchange Commission (“SEC”) for the three years ended November 30, 2002, 2003 and 2004, (d) the quarterly reports filed with the SEC for the first three quarters of 2005, (e) internal financial analyses and forecasts for the Company and Regency prepared by certain members of the senior management of the Company and Regency, and (f) certain publicly available information with respect to the Company and Regency and other companies engaged in similar operations, and after conducting discussions with executive management of the Company, Regency and JJJ-RT concerning historical financial performance and future business prospects and forecasts and reviewing summary reports prepared by a financial advisor engaged to raise capital for the Company, Kline & London provided its opinion that the terms of the Investment Agreement are fair, from a financial point of view, to the Company’s shareholders.

No limitations were imposed by the Company on the scope of the investigation by Kline & London. The Fairness Opinion will be made available for inspection and copying at the principal executive office of the Company during regular business hours by any interested equity security holder.

SENTEX SENSING TECHNOLOGY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13. Other (Continued)

The Company will not receive any of the invested cash from JJJ-RT as a payment for its existing equity interest in Regency, and will be diluted with each sale of equity interests to JJJ-RT. The Company believes, however, that this transaction provides it the best opportunity to realize a potential return on its existing investment in light of its existing options.